UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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Definitive Proxy Statement

☐   Definitive Additional Materials
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Soliciting Material Under §240.14a-12

VYNE THERAPEUTICS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

VYNE THERAPEUTICS INC.
685 Route 202/206 N., Suite 301
Bridgewater, New Jersey 08807
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON December 13, 2023
To the Stockholders of VYNE Therapeutics Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of VYNE Therapeutics Inc., a Delaware corporation (the “Company”), will be held on December 13, 2023, at 10:00 a.m. local time, at our corporate offices located at 685 Route 202/206 N., Suite 301, Bridgewater, New Jersey 08807, for the following purposes:
1.
To elect the nominee for Class II director named herein to hold office until the 2026 annual meeting of stockholders or until her successor is elected;

2.
To ratify the selection by the Audit Committee of the Company’s Board of Directors of Baker Tilly US, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023;

3.
To approve the Company’s 2023 Equity Incentive Plan; and

4.
To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders who owned common stock of the Company at the close of business on November 3, 2023 (the “Record Date”) can vote at this meeting or any adjournments that take place.
The Board of Directors recommends that you vote FOR the election of the director nominee named in Proposal No. 1 of the Proxy Statement; FOR the ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm, as described in Proposal No. 2 of the Proxy Statement; and FOR the approval of the 2023 Equity Incentive Plan, as described in Proposal No. 3 of the Proxy Statement.
Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on December 13, 2023 at 685 Route 202/206 N., Suite 301, Bridgewater, New Jersey 08807.
The proxy statement and annual report to stockholders are available at https://vynetherapeutics.com/investors-media/filings-financials/.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2022, AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE USING ONE OF THE THREE CONVENIENT VOTING METHODS DESCRIBED IN THE “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” SECTION IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.
By Order of the Board of Directors
David Domzalski
President and Chief Executive Officer
Bridgewater, New Jersey
November 13, 2023

i

VYNE THERAPEUTICS INC.
685 Route 202/206 N., Suite 301
Bridgewater, New Jersey 08807
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON December 13, 2023
We have sent you this Proxy Statement and the enclosed Proxy Card because the Board of Directors (the “Board”) of VYNE Therapeutics Inc. (referred to herein as the “Company”, “VYNE”, “we”, “us” or “our”) is soliciting your proxy to vote at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 13, 2023, at 10:00 a.m. local time, at our corporate offices located at 685 Route 202/206 N., Suite 301, Bridgewater, New Jersey 08807.
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This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.

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The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We have also retained D.F. King & Co., LLC (“D.F. King”) to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
The only outstanding voting securities of VYNE are shares of common stock, $0.0001 par value per share (the “common stock”), of which there were 13,957,324 shares outstanding as of the Record Date (excluding any treasury shares). The holders of one-third of the shares of common stock issued and outstanding and entitled to vote, present in person or represented by proxy, are required to hold the Annual Meeting.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING
Why am I receiving these materials?
We have delivered this Proxy Statement and Proxy Card to you because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the Proxy Card, or follow the instructions below to submit your proxy over the telephone or on the internet.
We intend to mail this Proxy Statement, the Notice of Annual Meeting and accompanying Proxy Card on or about November 13, 2023 to all stockholders of record entitled to vote at the Annual Meeting.
Who can vote at the Annual Meeting?
Only stockholders at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 13,957,324 shares of common stock issued and outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote early. Whether or not you plan to attend the Annual Meeting, we encourage you to fill out and return the enclosed Proxy Card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid Proxy Card from your broker or other agent.
Will a list of stockholders entitled to vote at the Annual Meeting be available?
Our list of stockholders as of the Record Date will be available for inspection for the 10 days prior to the Annual Meeting. If you want to inspect the stockholder list, call our office at (800) 775-7936 to speak with our Investor Relations department to schedule an appointment. In addition, the list of stockholders will also be available during the Annual Meeting for those stockholders who choose to attend.
What am I being asked to vote on?
You are being asked to vote on three proposals:
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Proposal 1 — the election of one Class II director to hold office until our 2026 annual meeting of stockholders;

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Proposal 2 — the ratification of the selection, by the Audit Committee of our Board, of Baker Tilly US, LLP (“Baker Tilly”) as our independent registered public accounting firm for the year ending December 31, 2023; and

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Proposal 3 — the approval of the 2023 Equity Incentive Plan (the “2023 Plan”).

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.
What if another matter is properly brought before the meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
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For Proposal 1, you may either vote “For” the nominee or you may “Withhold” your vote for the nominee.

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For Proposal 2, you may either vote “For” or “Against” or abstain from voting.

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For Proposal 3, you may either vote “For” or “Against” or abstain from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Annual Meeting. Alternatively, you may vote by proxy by using the accompanying Proxy Card, over the internet or by telephone. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote in person. In such case, your previously submitted proxy will be disregarded.
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To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

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To vote using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares in accordance with the Proxy Card.

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To vote by proxy over the internet, follow the instructions provided on the Proxy Card. You will be asked to provide the company number and Control Number from the enclosed proxy card. Your internet vote must be received by 11:59 P.M. ET on December 12, 2023 to be counted.

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To vote by telephone, you may vote by proxy by calling the toll free number found on the Proxy Card. You will be asked to provide the company number and Control Number from the enclosed proxy card. Your telephone vote must be received by 11:59 P.M. ET on December 12, 2023 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.
We also provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.

Who counts the votes?
Broadridge Financial Solutions (“Broadridge”) has been engaged as our independent agent to tabulate stockholder votes. If you are a stockholder of record, your executed Proxy Card will be returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, Broadridge will tabulate all returned votes on behalf of your broker.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For” votes for all proposals and, with respect to Proposals 2 and 3, “Against” votes, abstentions and broker non-votes. In addition, with respect to Proposal 1, the election of directors, the inspector of election will count the number of “Withheld” votes and broker non-votes received. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items but not with respect to “non-routine” items. See below for more information regarding: “What are “broker non-votes”?” and “Which ballot measures are considered “routine” or “non-routine”?”
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
Which ballot measures are considered “routine” or “non-routine?”
The ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2023 (Proposal 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 2. The election of directors (Proposal 1) and the approval of the 2023 Plan (Proposal 3) are considered non-routine under applicable rules of the New York Stock Exchange. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 1 and Proposal 3.
How many votes are needed to approve the proposals?
With respect to Proposal 1, the election of directors, the nominee receiving a plurality — or the highest number of “For” votes — will be elected. Only votes “For” will affect the outcome, and abstentions and broker non-votes will have no effect.
With respect to Proposals 2 and 3, the affirmative vote of the majority of votes cast affirmatively or negatively is required for approval. Only votes “For” or “Against” will affect the outcome, and abstentions and broker non-votes (with respect to Proposal 3), if any, will have no effect.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What if I return a Proxy Card but do not make specific choices?
If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your shares will be voted as follows:
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“For” the election of the nominee for director;

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“For” the ratification of the appointment of Baker Tilly as our independent registered public accounting firm; and

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“For” the approval of the 2023 Plan.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. We have retained D.F. King to perform proxy solicitation services for us, which involves conducting a bank/ broker search, distributing proxy solicitation materials to stockholders, providing information to stockholders from the materials, and soliciting proxies by mail, courier, telephone, facsimile and e-mail. We will pay a fee in the amount of $11,000 to D.F. King, plus out-of-pocket expenses for these services.
If you have any questions or require any assistance with voting your shares, please contact D.F. King at:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers, Call Collect: (212) 269-5550
All Others Call Toll Free: (800) 488-8095
Email: VYNE@dfking.com
In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
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You may submit another properly completed proxy with a later date.

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You may send a written notice that you are revoking your proxy to our Corporate Secretary at 685 Route 202/206 N., Suite 301, Bridgewater, New Jersey 08807.

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You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

When are stockholder proposals due for next year’s Annual Meeting?
Stockholders intending to present a proposal at the 2024 annual meeting of stockholders for inclusion in our proxy statement for that meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) must submit the proposal to our Corporate Secretary at 685 Route 202/206 N., Suite 301, Bridgewater, New Jersey 08807. Such proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and must be received by the Company no later than July 16, 2024, unless the date of our 2024 annual meeting of stockholders is held more than 30 days before or after the one-year anniversary of the preceding year’s annual meeting, in which case the proposal must be received a reasonable time before we begin to print and send proxy materials for the 2024 Annual Meeting.
In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting when such matter is not submitted for inclusion in the Company’s proxy statement pursuant to Rule 14a-8 of the Exchange Act. Generally, notice of a nomination or proposal not submitted pursuant to Rule 14a-8 must be delivered to, or mailed and received at, our principal executive offices not less than 90 days and not more than 120 days prior to the one- year anniversary of the preceding year’s annual meeting. Accordingly, for our 2024 annual meeting of stockholders, notice of a nomination or proposal must be delivered to us no earlier than August 15, 2024 and no later than September 14, 2024. If the date of the annual meeting, however, is more than 30 days before or more than 60 days after such anniversary date, notice must be delivered, or mailed and received not later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public disclosure of the date of such meeting is first made. Further updates and supplements to such notice may be required at the times, and in the forms, required under our bylaws. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. We may refuse to acknowledge any stockholder proposal not made in compliance with the foregoing procedures.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. The presence at the meeting, in person or by proxy, of the holders of at least one-third of all issued and outstanding shares of common stock entitled to vote on the record date will constitute a quorum. On the record date, there were 13,957,324 outstanding shares of common stock. The presence of the holders of at least 4,652,442 shares of common stock will be required to establish a quorum.
Your shares will be counted toward the quorum only if you submit a valid proxy or vote at the Annual Meeting. Abstentions will be counted toward the quorum requirement. If there is no quorum, either the chair of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person, or by remote communication, if applicable, or represented by proxy, may adjourn the Annual Meeting to another time or place.
How can I find out the results of the voting at the Annual Meeting?
Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.
What proxy materials are available on the internet?
The proxy statement and annual report to stockholders are available at https://vynetherapeutics.com/ investors-media/filings-financials/.
Attending the Annual Meeting
The Annual Meeting will be held on December 13, 2023 at our corporate offices located at 685 Route 202/206 N., Suite 301, Bridgewater, New Jersey 08807 and will begin promptly at 10:00 a.m. local time.

STOCKHOLDERS OF RECORD MUST BRING A FORM OF PHOTO IDENTIFICATION SO THEIR SHARE OWNERSHIP CAN BE VERIFIED. A BENEFICIAL OWNER HOLDING SHARES IN “STREET NAME” MUST ALSO BRING AN ACCOUNT STATEMENT OR LETTER FROM HIS OR HER BANK OR BROKERAGE FIRM SHOWING THAT HE OR SHE BENEFICIALLY OWNS SHARES AS OF THE CLOSE OF BUSINESS ON THE RECORD DATE, ALONG WITH A FORM OF PHOTO IDENTIFICATION. STOCKHOLDERS WISHING TO VOTE THEIR SHARES IN PERSON AT THE ANNUAL MEETING MUST ALSO BRING THEIR 16-DIGIT CONTROL NUMBER INCLUDED ON YOUR PROXY CARD.
YOUR VOTE IS IMPORTANT AND WE STRONGLY ENCOURAGE YOU TO VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board is divided into three classes. Each class has a staggered, three-year term. Unless the Board determines that vacancies (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.
The Board currently consists of six seated directors, divided into the three following classes:
Class I directors: Anthony Bruno, Elisabeth Sandoval and Steven Basta, whose current terms will expire at the annual meeting of stockholders to be held in 2025;
Class II director: Sharon Barbari, whose current term will expire at the Annual Meeting; and
Class III directors: David Domzalski and Patrick LePore, whose current term will expire at the annual meeting of stockholders to be held in 2024.
At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders.
Ms. Barbari has been nominated to serve as a Class II director and has agreed to stand for election. Ms. Barbari, if elected, will hold office from the date of her election by the stockholders until the third subsequent annual meeting of stockholders or until her successor is elected and has been qualified, or until her earlier death, resignation or removal. Ms. Barbari is currently a director of the Company and was previously elected by the stockholders.
It is the Company’s policy to encourage directors to attend the Annual Meeting. All of the directors attended the 2022 annual meeting of stockholders.
Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. In the event that the nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. The person nominated for election has agreed to serve if elected, and management has no reason to believe that the nominee will be unable to serve. Directors are elected by a plurality of the votes cast at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF THE NAMED NOMINEE.
The following table sets forth, for the Class II nominee (who is currently standing for election) and for our other current directors who will continue in office after the Annual Meeting, information with respect to their ages as of the Record Date and office held within the Company:
Director	Age	Position	Director Since
Class I Directors whose terms expire at the 2025 Annual Meeting
Steven Basta	58	Director	2015
Anthony Bruno(1)(2)	67	Director	2020
Elisabeth Sandoval(2)(3)	61	Director	2019
Class II Director whose term expires at the Annual Meeting
Sharon Barbari (1)(2)(3)	69	Director	2020
Class III Directors whose terms expire at the 2024 Annual Meeting
David Domzalski	57	President, Chief Executive Officer and Director	2020
Patrick LePore(1)(3)	68	Lead Independent Director	2020

(1)
Member of the Nominating and Corporate Governance Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Audit Committee.

Set forth below is biographical information for the nominee and each person whose term of office as a director will continue after the Annual Meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.
Nominee for Election to a Three-Year Term Expiring at the 2026 Annual Meeting of Stockholders
Sharon Barbari has served on our Board since March 9, 2020, the closing date of the merger between VYNE Therapeutics Inc. (formerly Menlo Therapeutics Inc.) and Foamix Pharmaceuticals Ltd. (the “Closing Date”), and previously served as a director of Foamix from January 2019 until the Closing Date. Ms. Barbari previously served as Chief Financial Officer at Cytokinetics from 2004 to 2017 and as CFO at Gilead Sciences, where she served in senior financial roles from 1998 to 2002. Ms. Barbari also served as CFO and Senior Vice President of Finance and Administration at InterMune, and Vice President of Strategic Planning at Foote, Cone & Belding Healthcare. From 1972 to 1990, Ms. Barbari served in various roles of increasing responsibility at Syntex Corporation/Roche Pharmaceuticals. Ms. Barbari currently serves on the board of directors of Agile Therapeutics and the Association of Bioscience Finance Officers. She previously served on the board of directors of Sonoma Pharmaceuticals and for Phytogen Life Sciences. In 2017, Ms. Barbari was a recipient of the YWCA Silicon Valley Tribute to Women Awards. She received her BS in accounting from San Jose State University. We believe that Ms. Barbari’s long career as a senior financial executive and her leadership roles in various biotechnology and pharmaceutical companies provides broad experience and knowledge of the global pharmaceutical business and industry, as well as extensive accounting expertise, to the Board and to the Company.
The Board unanimously recommends that stockholders vote “FOR” the election of the nominee to serve a three-year term on the Board of Directors of VYNE.

Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders
David Domzalski has served as the Company’s President and Chief Executive Officer and as a director since the Closing Date. From July 2017 until the Closing Date, Mr. Domzalski served as the Chief Executive Officer of Foamix. He also served as a director of Foamix beginning in January 2018. Mr. Domzalski’s tenure with Foamix began in April 2014 when he served as President of its U.S. subsidiary. Prior to that, Mr. Domzalski was the Vice President of Sales and Marketing at LEO Pharma Inc. from 2009 to 2013. Mr. Domzalski holds a B.A. in economics and political science from Muhlenberg College in Allentown, Pennsylvania. We believe Mr. Domzalski is qualified to serve on our Board given his leadership position with the Company and Foamix, and his extensive experience in operating and leadership roles in the pharmaceutical industry.
Patrick LePore has served on our Board since September 2020 and was appointed as the lead independent director in February 2021. Mr. LePore previously served as Chairman, Chief Executive Officer and President of Par Pharmaceutical Companies, Inc. from September 2006 until its sale to affiliates of TPG Capital in 2012. He remained as chairman of Par Pharmaceutical through its sale to Endo International in 2015. Mr. LePore began his career with Hoffmann-LaRoche. He later founded Boron, LePore & Associates, a medical communications company, which he took public in 1997 and was eventually sold to Cardinal Health in 2002. Mr. LePore previously served as Chairman of the Board of Lannett Co. Inc and as a director of Matinas BioPharma, PharMerica and Innoviva, and previously served as a trustee of Villanova University. Mr. LePore earned a bachelor’s degree from Villanova University and a Master of Business Administration from Farleigh Dickinson University. We believe Mr. LePore is qualified to serve on our Board given his extensive experience as a senior level executive and board member for several companies in the pharmaceutical sector.
Directors Continuing in Office Until the 2025 Annual Meeting of Stockholders
Steven Basta served as our President and Chief Executive Officer from September 2015 until the Closing Date and has served as a member of our Board since September 2015. Mr. Basta has served as the Chief Executive Officer of SaNOtize Research and Development Corp. since September 2023. From December 2020 until October 2022, Mr. Basta served as the Chief Executive Officer of Mahana Therapeutics, a privately-held digital therapeutics company. From October 2011 until August 2015, Mr. Basta served as Chief Executive Officer of AlterG, a privately held medical device company. From November 2002 to February 2010, Mr. Basta served as Chief Executive Officer of BioForm Medical, a publicly listed medical aesthetics company acquired by Merz, and from February 2010 to September 2011 served as Chief Executive Officer of Merz Aesthetics, the successor to BioForm Medical. He has served on the board of DermBiont, Inc., a privately held pharmaceutical company, since March 2020. Mr. Basta previously served as a board member of Viveve Medical from September 2018 until March 2023, including as Chairman of the Board from January 2019 until March 2023. Mr. Basta also previously served on the board of Carbylan Therapeutics from September 2009 to November 2016 when it was acquired by KalVista Pharmaceuticals. Mr. Basta served on the board of RF Surgical (acquired by Medtronic) from December 2013 to August 2015. Mr. Basta received a B.A. from The Johns Hopkins University and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University. We believe Mr. Basta is qualified to serve on our Board because of his extensive experience in leadership and management roles at various life sciences companies.
Anthony Bruno has served on our Board since the Closing Date and previously served as a director of Foamix from November 2018 until the Closing Date. Mr. Bruno is currently retired. He previously served as a strategic consultant to Foamix from 2014 until August 2018, and to various healthcare-focused investment funds from 2011 to January 2018. He was employed at Warner Chilcott from 2000 to 2011, most recently as Executive Vice President, with responsibility for all business development activities including product acquisitions and divestitures as well as licensing agreements. Mr. Bruno also spent 16 years at Warner Lambert, holding several positions of increasing strategic responsibility. Mr. Bruno began his legal career as an associate with Shearman & Sterling. Mr. Bruno holds a B.A. in Political Science from Syracuse University, and a J.D. from The George Washington University Law School. We believe Mr. Bruno is qualified to serve on our Board given his experience as an accomplished pharmaceutical executive with broad expertise in the legal, business development, and corporate development functions within the industry, as well as significant experience in product licensing and M&A transactions.

Elisabeth Sandoval has served as a member of our Board since March 2019. Ms. Sandoval currently serves as a consultant to the pharmaceutical industry. Previously, from 2016 to 2019, she served as the Chief Commercial Officer and Executive Vice President of Corporate Strategy for Alder Biopharmaceuticals, a clinical stage company focused on developing novel therapeutic antibodies for the treatment of migraine. Prior to this, Ms. Sandoval was Chief Commercial Officer for KYTHERA Biopharmaceuticals until KYTHERA’s acquisition by Allergan. Before KYTHERA, Ms. Sandoval served as Vice President of Marketing for Bausch and Lomb Surgical and Vice President of Global Marketing at Allergan with responsibility for the Medical Aesthetics division. She spent 23 years at Allergan in sales and marketing leadership roles in the specialties of dermatology, neurology, and aesthetics. Ms. Sandoval began her career in research and development at Johnson & Johnson’s Ethicon division. Ms. Sandoval served on the board of directors for Satsuma Pharmaceuticals and serves on the board of directors of Procept BioRobotics. She holds an MBA from Pepperdine University and a B.S. in biology from the University of California, Irvine. We believe that Ms. Sandoval is qualified to serve on our Board because of her extensive background working in the dermatology industry and her experience in strategic planning, business transactions, sales operations and executive leadership.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has engaged Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2023, and is seeking ratification of such selection by our stockholders at the Annual Meeting. Baker Tilly has audited the Company’s financial statements since 2022. Representatives of Baker Tilly are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Baker Tilly as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Baker Tilly to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Baker Tilly. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) previously audited the Company’s financial statements for the fiscal years ended December 31, 2021 and 2020. On April 6, 2022, our Audit Committee appointed Baker Tilly as the Company’s independent registered public accounting firm and dismissed PricewaterhouseCoopers as the Company’s independent registered public accounting firm. During the years ended December 31, 2021 and December 31, 2020, and for the subsequent interim period through the date of their dismissal, there were no: (i) disagreements as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference thereto in their reports; or (ii) reportable events as described in Item 304(a)(1)(v) of Regulation S-K. PricewaterhouseCoopers’s report on the Company’s financial statements as of and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for the explanatory paragraph included in PricewaterhouseCoopers’s report on the Company’s financial statements as of and for the year ended December 31, 2021 which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company’s incurred losses and experienced negative operating cash flows. Representatives of PricewaterhouseCoopers are not expected to be present at the Annual Meeting, and accordingly will not have an opportunity to make a statement or be available to respond to questions from stockholders. The Company previously provided PricewaterhouseCoopers with a copy of the foregoing disclosures and requested that PricewaterhouseCoopers provide the Company with a letter addressed to the SEC stating whether or not it agreed with the statements made above. A copy of PricewaterhouseCoopers’s letter is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 7, 2022.
Principal Accountant Fees and Services
PwC served as our principal independent registered public accounting firm for the year ended December 31, 2021. Baker Tilly US, LLP was appointed as our independent registered public accounting firm for the year ended December 31, 2022 in April 2022. The following table provides information regarding fees paid by us to Baker Tilly and PwC for the years ended December 31, 2022 and 2021, respectively:
	Fiscal year ended December 31,
	2022	2021
	(in thousands of U.S. dollars)
Audit fees(1)	$409	$1,050
All other fees	—	4
Total Fees	$409	$1,054

(1)
Includes professional services rendered in connection with the audit of our annual financial statements, the review of our interim financial statements and fees for registration statements and comfort letters.

Pre-Approval Policies and Procedures
Our Audit Committee’s specific responsibilities in carrying out its oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company include the approval of audit and non-audit services to be provided by the external auditor. The audit committee pre-approves all non-audit services provided to the Company during year.
The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2023.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of our Board. The Audit Committee’s functions are more fully described in its charter, which is available on our website at https://vynetherapeutics.com/investors-media/corporate-goverance/. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management VYNE’s audited financial statements as of and for the year ended December 31, 2022.
The Audit Committee has discussed with Baker Tilly, the Company’s independent registered public accounting firm for the year ended December 31, 2022, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee discussed with Baker Tilly their independence and received from Baker Tilly the written disclosures and the letter required by applicable requirements of the PCAOB. Finally, the Audit Committee discussed with Baker Tilly, with and without management present, the scope and results of Baker Tilly’s audit of such financial statements.
Based on these reviews and discussions, the Audit Committee has recommended to our Board that such audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC. The Audit Committee also has selected Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and is seeking ratification of such selection by the stockholders.
Audit Committee
Sharon Barbari, Chair
Patrick LePore
Elisabeth Sandoval
The foregoing report of the Audit Committee does not constitute soliciting material and is not to be deemed filed or incorporated by reference into any filing of VYNE Therapeutics Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent VYNE Therapeutics Inc. specifically incorporates such report by reference therein.

PROPOSAL NO. 3
APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN
On November 8, 2023, our Board approved the 2023 Equity Incentive Plan, or the 2023 Plan, subject to stockholder approval. In this proposal, our stockholders are being asked to approve the 2023 Plan. The 2023 Plan is intended as the successor to our 2019 Equity Incentive Plan, as amended from time to time (the “2019 Plan”), and 2018 Omnibus Incentive Plan, as amended from time to time (the “2018 Plan”). The 2019 Plan and the 2018 Plan are our only active plans and all other Prior Plans (as defined below) were previously terminated.
Approval of the 2023 Plan by our stockholders will allow us to continue to grant stock options, restricted stock unit awards and other awards at levels determined appropriate by our Board or Compensation Committee. The 2023 Plan will allow us to continue to grant a broad array of equity incentives and performance cash incentives in order to secure and retain the services of our employees, consultants and directors, and to provide long-term incentives that align the interests of our employees, consultants and directors with the interests of our stockholders. Our Board believes that the 2023 Plan is an integral part of our long-term compensation philosophy and that the 2023 Plan is necessary to continue providing the appropriate levels and types of equity compensation.
Requested Shares
Subject to the adjustments described below in the section below entitled “Shares Available for Awards,” if this Proposal 3 is approved by our stockholders, a total of 2,099,856 shares (1,962,000 new shares plus the number of shares available for grant under the 2019 Plan and 2018 Plan as of November 3, 2023), less one share for every share granted under the 2019 Plan and/or the 2018 Plan after November 3, 2023 and prior to December 13, 2023 will be authorized for awards granted under the 2023 Plan (the “Share Reserve”).
Why We Believe It Is Important to Vote to Approve the 2023 Plan
Equity Awards Are an Important Part of Our Compensation Philosophy
Our Board believes that our future success depends, in large part, on our ability to maintain a competitive position in retaining and motivating our employees, consultants and directors and that the issuance of equity awards is a key element in accomplishing these goals. The 2023 Plan will allow us to continue to provide performance-based incentives to our eligible employees. Therefore, the Board believes that the 2023 Plan is in the best interests of the Company and its stockholders and recommends a vote in favor of this Proposal 3.
The Size of Our Share Reserve Request Is Reasonable
As of November 3, 2023, we had 73,548 shares available for grant under the 2019 Plan and 64,308 shares available for grant under the 2018 Plan. While the 2018 Plan contains an “evergreen” provision that adds shares on an annual basis, we expect that it would result in an annual addition of approximately 41,666 shares per year. We do not currently make equity award grants under any other plans. If the 2023 Plan is approved by our stockholders, we will have 2,099,856 shares available for grant under the 2023 Plan immediately after the Annual Meeting (less any grants made between November 3, 2023 and the Annual Meeting), and no further grants will be made under the 2018 Plan or 2019 Plan and the evergreen provision in the 2018 Plan will no longer be effective. We anticipate this to be a pool of shares necessary for retaining and motivating employees, consultants and directors. If the 2023 Plan is not approved by our stockholders, the 2018 Plan and 2019 Plan will continue in effect, but we will be extremely limited in the grants that we will be able to make, which could place us in a disadvantageous position as compared with our competitors, resulting in decreased employee retention and difficulty in recruiting for key positions.
We Manage Our Equity Incentive Award Use Carefully, and Dilution Is Reasonable
We continue to believe that equity awards are a vital part of our overall compensation program. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share usage, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees. The tables below show our overhang and burn rate information.
Overhang
The following table provides certain additional information regarding our equity incentive program, and reflects awards outstanding under all plans, including the Prior Plans (as defined below). We currently can grant equity-based awards under our 2018 Plan and 2019 Plan. As stated earlier, if the 2023 Plan is approved by our stockholders, we will terminate our 2019 Plan and our 2018 Plan (including the evergreen provision therein) for the purpose of making new grants, and such plans will continue solely to govern the terms of their respective outstanding awards.
As of November 3, 2023
Total number of shares subject to all outstanding stock options	209,537
Weighted-average exercise price of outstanding stock options	$137.56
Weighted-average remaining term of all outstanding stock options	6.22
Total number of shares subject to all outstanding full value awards	30,209
Total number of shares outstanding	13,957,324
Per-share closing price of common stock as reported on Nasdaq Global Select Market	$3.03
Burn Rate
The following table provides detailed information regarding the activity related to all equity incentive plans for fiscal years 2020, 2021 and 2022.
	Fiscal Year
	2022	2021	2020(1)
Total number of shares subject to stock options granted under all plans	48,861	93,689	51,418
Total number of shares subject to time-based full value awards granted under all plans	40,339	53,934	25,652
Total number of shares subject to performance-based full value awards earned under all plans	—	—	—
Weighted-average number of shares outstanding	3,186,361	2,859,403	1,800,975
Gross Burn Rate(2)	2.8%	5.2%	4.3%

(1)
Excludes equity awards assumed in connection with our merger with Foamix Pharmaceuticals Ltd. on March 9, 2020. No awards were granted by the Company in 2020 prior to the merger.

(2)
Calculated as follows: total options and shares of restricted stock units granted by the Company divided by the Company’s weighted-average total common shares outstanding.

Our 2023 Plan Combines Compensation and Governance Best Practices
The 2023 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices:
•
No “evergreen” provision for additional shares.   We are terminating our 2019 Plan and our 2018 Plan (including the evergreen provision therein). The 2023 Plan does not contain an annual “evergreen” provision. Therefore, the share reserve will not increase automatically on an annual basis.

•
No further grants under other plans.   Subject to stockholder approval of the 2023 Plan, no future awards may be granted under the 2018 Plan or 2019 Plan.

•
Repricing is not allowed without stockholder approval.   The 2023 Plan expressly prohibits the repricing of outstanding share options and share appreciation rights and the cancellation of any outstanding share options or share appreciation rights that have an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other share awards under the 2023 Plan without prior stockholder approval.

•
No discounted share options or share appreciation rights.   All share options and share appreciation rights granted under the 2023 Plan must have an exercise price equal to or greater than the fair market value of our common stock on the date the share option or share appreciation right is granted.

•
Vesting restrictions.   Equity-based awards are subject to a one-year minimum vesting requirement, subject to limited exceptions as described below and in the 2023 Plan, including an exception for up to 5% of the shares available for grant under the 2023 Plan.

•
Limit on non-employee director compensation.   The 2023 Plan contains an annual limit on non-employee director compensation.

•
Awards subject to forfeiture/clawback.   All Awards (including time- and performance-based awards) granted under the 2023 Plan will be subject to recoupment in accordance with the Company’s current clawback policies, as they may be amended from time to time (and which is described in more detail elsewhere in this proxy statement), including the clawback policy that we adopted in November, 2023 as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and related stock exchange listing standards. In addition, the Board may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

•
No liberal change in control definition.   The change in control definition in the 2023 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2023 Plan to be triggered.

•
Restrictions on dividends.   The 2023 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to shares covered by stock options or stock appreciation rights, (ii) no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to an award before the date such shares have vested, and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions).

Description of the 2023 Plan
The material features of the 2023 Plan are outlined below. The following description of the 2023 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2023 Plan. Stockholders are urged to read the actual text of the 2023 Plan in its entirety, a copy of which is attached to this Proxy Statement as Appendix A.
Purpose
The 2023 Plan is designed to secure and retain the services of our employees, directors and consultants, provide incentives for our employees, directors and consultants to exert maximum efforts for the success of the Company and its affiliates, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock.
Types of Awards
The 2023 Plan provides for the grant of incentive share options, nonstatutory share options, share appreciation rights, restricted share awards, restricted share unit awards, performance share awards, performance cash awards, and other share awards.
Shares Available for Awards
Subject to adjustments described below in the section below entitled “Shares Available for Awards,” if this Proposal 3 is approved by our stockholders, a total of 2,099,856 shares (1,962,000 new shares plus the number of Shares available for grant under the 2018 Plan and 2019 Plan as of November 3, 2023), less one share for every share granted under the 2018 Plan and/or 2019 Plan after November 3, 2023 and prior to December 13, 2023 will be authorized for awards granted under the 2023 Plan (the “Share Reserve”). Awards issued in connection with a merger or acquisition in connection with the assumption of, or substitution for, an existing award (“Substitute Awards”) will not reduce the number of shares available for issuance under the Plan.
From and after 12:01 a.m. Eastern Time on December 13, 2023, any shares subject, at such time, to outstanding share awards granted under the 2019 Plan, the 2018 Plan, the Foamix Pharmaceuticals Ltd. 2015 Israeli Share Incentive Plan, the Tigercat Pharma, Inc. 2011 Stock Incentive Plan, or the Foamix Pharmaceuticals Ltd. 2009 Israeli Share Incentive Plan (collectively, the “Prior Plans”) that (i) expire or terminate for any reason prior to exercise or settlement; or (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares and that would, in either case, have returned to the share reserve under the Prior Plans pursuant to the terms of the Prior Plans (such Shares, the “Returning Shares”) will immediately be added to the Share Reserve if and when such shares become Returning Shares.
Subject to stockholder approval of the Plan, no future awards may be made under any Prior Plan following such approval.
The following shares will become available again for issuance under the 2023 Plan: (A) any shares subject to a share award that are not issued because such share award or any portion thereof expires or otherwise terminates without all of the shares covered by such share award having been issued; (B) any shares issued pursuant to a share award that are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares; (C) any shares that are reacquired or withheld (or not issued) by us to satisfy the exercise, strike or purchase price of a share award granted under the 2023 Plan or a share award granted under the Prior Plans (including any shares subject to such award that are not delivered because such award is exercised through a reduction of shares subject to such award (i.e., “net exercised”)); and (D) any shares that are reacquired or withheld (or not issued) by or otherwise tendered or remitted to us to satisfy a tax withholding obligation in connection with a share award granted under the 2023 Plan or a share award granted under the Prior Plans.
Eligibility
All of our (including our affiliates’) employees, consultants and non-employee directors are eligible to participate in the 2023 Plan and may receive all types of awards other than incentive share options. Incentive share options may be granted under the 2023 Plan only to our (including our affiliates’) employees.
As of November 3, 2023, we (including our affiliates) had ten employees, five consultants and five non-employee directors.
Non-Employee Director Compensation Limit
The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any fiscal year, including Awards granted and cash fees paid by the Company to such Non-Employee Director for his or her service as a Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such fiscal year, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. For the avoidance of doubt, any compensation that is deferred shall be counted toward this limit for the year in which it was first earned, and not when paid or settled if later.
Administration
The 2023 Plan will be administered by our Board, which may in turn delegate authority to administer the 2023 Plan to a committee. Our Board has delegated concurrent authority to administer the 2023 Plan to our Compensation Committee. Our Board and Compensation Committee are each considered to be a Plan Administrator for purposes of this Proposal 3.

Subject to the terms of the 2023 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2023 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a share award and the exercise or strike price of share options and share appreciation rights granted under the 2023 Plan.
Repricing; Cancellation and Re-Grant of Share Awards
Under the 2023 Plan, the Plan Administrator does not have the authority to reprice any outstanding share option or share appreciation right by reducing the exercise or strike price of the share option or share appreciation right or to cancel any outstanding share option or share appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other share awards without obtaining the approval of our stockholders. Such approval must be obtained within 12 months prior to such an event.
Dividends and Dividend Equivalents
The 2023 Plan provides that dividends or dividend equivalents may be paid or credited with respect to any shares of our common stock subject to an award (other than a stock option or stock appreciation right), as determined by the Plan Administrator and contained in the applicable award agreement;provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested, and (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions). The 2023 Plan provides that dividends and dividend equivalents may not be paid or credited with respect to shares covered by stock options or stock appreciation rights.
Share Options
Share options may be granted under the 2023 Plan pursuant to share option agreements. The 2023 Plan permits the grant of share options that are intended to qualify as incentive share options, or ISOs, and nonstatutory share options, or NSOs.
The exercise price of a share option granted under the 2023 Plan may not be less than 100% of the fair market value of our common stock on the date of grant and, in some cases (see “Limitations on Incentive Share options” below), may not be less than 110% of such fair market value.
The term of share options granted under the 2023 Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Share options” below), may not exceed five years. Except as otherwise provided in a participant’s share option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal 3 as “continuous service”) terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested share options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s share option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested share options for up to 12 months following the participant’s termination due to the participant’s disability or death. Except as explicitly provided otherwise in a participant’s share option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause (as defined in the 2023 Plan), all share options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any share option from and after such termination date. The term of a share option may be extended if the exercise of the share option following the participant’s termination of continuous service (other than for cause and other than upon the participant’s death or disability) would be prohibited by applicable securities laws or, unless otherwise provided in a participant’s share option agreement, if the sale of any common stock received upon exercise of the share option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a share option be exercised after its original expiration date.
Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a share option under the 2023 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.
The Plan Administrator may impose limitations on the transferability of share options granted under the 2023 Plan in its discretion. Generally, a participant may not transfer a share option granted under the 2023 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a share option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the share option following the participant’s death. Notwithstanding the foregoing, no option may be transferred to a third-party financial institution.
Limitations on Incentive Share Options
The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The share options or portions of share options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:
•
the exercise price of the ISO must be at least 110% of the fair market value of our common stock on the date of grant; and

•
the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the 2023 Plan is 2,099,856 shares.
Share Appreciation Rights
Share appreciation rights may be granted under the 2023 Plan pursuant to share appreciation right agreements. Each share appreciation right is denominated in common stock share equivalents. The strike price of each share appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of our common stock on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of share appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a share appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the share appreciation right agreement. Share appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as share options under the 2023 Plan.
Restricted Share Awards
Restricted share awards may be granted under the 2023 Plan pursuant to restricted share award agreements. A restricted share award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us or any of our affiliates, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted share award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted share award may be transferred only upon such terms and conditions as are set forth in the restricted share award agreement. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted share awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.
Restricted Share Unit Awards
Restricted share unit awards may be granted under the 2023 Plan pursuant to restricted share unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted share unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted share unit award agreement. Restricted share unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in a participant’s restricted share unit award agreement or other written agreement with us or one of our affiliates, restricted share units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.
Performance Awards
A performance share award is a share award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the attainment of pre-determined performance goals during a performance period. A performance share award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator. In addition, to the extent permitted by applicable law and the performance share award agreement, the Plan Administrator may determine that cash may be used in payment of performance share awards.
A performance cash award is a cash award that is payable contingent upon the attainment of pre-determined performance goals during a performance period. A performance cash award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator. The Plan Administrator may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award to be paid in cash or other property.
In addition, the Plan Administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.
Other Share Awards
Other forms of share awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other share awards under the 2023 Plan. Subject to the terms of the 2023 Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other share awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other share awards.
Clawback Policy
All awards (time- and performance-based) granted under the 2023 Plan will be subject to recoupment in accordance with the Company’s current clawback policies, as they may be amended from time to time (and which are further described elsewhere in this proxy statement), including the clawback policy that we adopted in November 2023 as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and related stock exchange listing standards. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.
Changes to Capital Structure
In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2023 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding share awards.
Corporate Transaction and Change in Control
The following provisions will apply to outstanding awards under the 2023 Plan in the event of a corporate transaction (as defined in the 2023 Plan) or a change in control (as defined in the 2023 Plan) unless otherwise provided in the instrument evidencing the award, in any other written agreement between us or one of our affiliates and the participant, or in our director compensation policy. For purposes of this Proposal 3, the term “Transaction” will mean such corporate transaction or change in control.
In the event of a Transaction, any surviving or acquiring corporation (or its parent company) may assume or continue any or all outstanding awards under the 2023 Plan, or may substitute similar stock awards for such outstanding awards (including, but not limited to, awards to acquire the same consideration paid to our stockholders pursuant to the Transaction), and any reacquisition or repurchase rights held by us in respect of shares issued pursuant to any outstanding awards under the 2023 Plan may be assigned by us to the surviving or acquiring corporation (or its parent company).
In the event of a Transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding awards under the 2023 Plan, or substitute similar stock awards for such outstanding awards, then with respect to any such awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the effective time of the Transaction, the vesting (and exercisability, if applicable) of such awards will be accelerated in full (and with respect to any such awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the target level of performance to a date prior to the effective time of the Transaction (contingent upon the closing or completion of the Transaction) as the plan administrator will determine, and such awards will terminate if not exercised (if applicable) prior to the effective time of the Transaction in accordance with the exercise procedures determined by the plan administrator, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the closing or completion of the corporate transaction).
In the event of a Transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding awards under the 2023 Plan, or substitute similar stock awards for such outstanding awards, then with respect to any such awards that have not been assumed, continued or substituted and that are held by participants other than those described in the prior paragraph, such awards will terminate if not exercised (if applicable) prior to the effective time of the Transaction; provided, however, that any reacquisition or repurchase rights held by us with respect to such awards will not terminate and may continue to be exercised notwithstanding the Transaction.
In the event any outstanding award under the 2023 Plan held by a participant will terminate if not exercised prior to the effective time of a Transaction, the plan administrator may provide that the participant may not exercise such award but instead will receive a payment, in such form as may be determined by the plan administrator, equal in value to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of such award immediately prior to the effective time of the Transaction, over (ii) any exercise price payable by the participant in connection with such exercise.
Plan Amendments and Termination
The Board (or a committee of one or more directors delegated by the Board) may amend or terminate the 2023 Plan at any time. However, except as otherwise provided in the 2023 Plan or an award agreement, no amendment of the 2023 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s written consent. We will obtain stockholder approval of any amendment to the 2023 Plan as required by applicable law and listing requirements. No incentive share options may be granted under the 2023 Plan after November 8, 2033.
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2023 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2023 Plan. The 2023 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.
Nonstatutory Share Options
Generally, there is no taxation upon the grant of an NSO if the share option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the share option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the share option, and the participant’s capital gain holding period for those shares will begin on that date.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Share Options
The 2023 Plan provides for the grant of share options that are intended to qualify as “incentive share options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the share option was granted and more than one year from the date the share option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.
If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the share option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the share option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the share option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the share option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the share option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the share option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the share option is exercised.
We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Share Awards
Generally, the recipient of a restricted share award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the share award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted share award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted share award.
Restricted Share Unit Awards
Generally, the recipient of a restricted share unit award structured to comply with the requirements of Section 409A of the Code or an exemption to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted share unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted share unit award otherwise complies with or qualifies for an exemption to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted share unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted share unit award.
Share Appreciation Rights
Generally, if a share appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the share appreciation right.
Section 162(m) Limitations
Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the 2023 Plan will be subject to the deduction limit under Section 162(m) and will not be eligible to qualify for the performance-based compensation exception under Section 162(m) pursuant to the transition relief provided by the Tax Cuts and Jobs Act.
New Plan Benefits
We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors, and employees under the 2023 Plan. We do not presently have any current plans, proposals or arrangements, written or otherwise, to issue any of the newly available authorized shares under the 2023 Plan, except as set forth below with respect to non-employee directors. Awards granted under the 2023 Plan to our non-employee directors are not subject to set benefits or amounts under the terms of the 2023 Plan itself. However, our director compensation policy provides for certain equity award grants to our non-employee directors. On and after the date of the Annual Meeting, if this Proposal 3 is approved by our stockholders, any such equity award grants will be made under the 2023 Plan. If this Proposal 3 is not approved by our stockholders, any such equity award grants will be made under the 2018 Plan or 2019 Plan. For additional information regarding our current compensation program for non-employee directors, please see below in the section entitled “Director Compensation”.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2022.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights and vesting of RSUs(1)	Weighted-average exercise price of outstanding options, warrants and rights and weighted-average grant date price of RSUs	Number of securities remaining available for future issuance under equity compensation plans(2)
Equity compensation plans approved by security holders	313,403	$113.41	188,611
Equity compensation plans not approved by security holders	—	$—	—
Total	313,403	$113.41	188,611

(1)
Includes all amounts outstanding as of December 31, 2022 under the Prior Plans.

(2)
Includes 14,810 shares under the 2018 Plan, 57,338 shares under the 2019 Plan and 116,463 shares available under our 2019 Employee Stock Purchase Plan. On January 1, 2023, 41,666 shares were added to the 2018 Plan pursuant to the evergreen provision therein. If the 2023 Plan is approved by our stockholders, we will terminate our 2019 Plan and our 2018 Plan (including the evergreen provision therein) for the purpose of making new grants, and such plans will continue solely to govern the terms of their respective outstanding awards.

Required Vote
“For” votes from holders of a majority of the shares present in person or represented by proxy and voting on the matter at the Annual Meeting is required to approve this Proposal 3. Abstentions and broker non-votes, if any, will have no effect.

Proposed Resolutions
It is proposed that at the Annual Meeting the following resolution be adopted:
“RESOLVED, that the VYNE Therapeutics Inc. 2023 Equity Incentive Plan, in the form attached as Appendix A to this proxy statement, dated November 13, 2023, relating to the 2023 Annual Meeting of Stockholders, be, and hereby is, approved.”
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
The Board has documented our governance practices in our corporate governance guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The corporate governance guidelines set forth certain practices the Board will follow with respect to Board composition, Board committees, Board nomination, director qualifications and evaluation of the Board and committees. The corporate governance guidelines and the charter for each committee of the Board may be viewed at https://vynetherapeutics.com/investors-media/corporate-goverance/.
Independence of the Board of Directors and its Committees
Under the rules of the Nasdaq Stock Market LLC, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the closing of our initial public offering. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries. We currently satisfy the audit committee independence requirements of Rule 10A-3. Additionally, compensation committee members must not have a relationship with us that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member.
Our Board has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that each of our directors, except for Mr. Domzalski, are an “independent director” as defined under the applicable rules and regulations of the SEC, and the listing requirements and rules of Nasdaq.
Leadership Structure of the Board
Our amended and restated bylaws and corporate governance guidelines provide our Board with flexibility to designate the position of Chairman of the Board, and if so, to combine or separate the positions of Chairman of the Board and Chief Executive Officer, or to appoint a lead director in accordance with its determination that utilizing a particular structure would be in the best interests of the Company.
Our Nominating and Corporate Governance Committee evaluated our leadership structure in 2021 and subsequently recommended that the Board appoint a lead independent director. Following such recommendation and a discussion by the full Board, our Board appointed Patrick LePore as lead independent director in February 2021. The Board determined that the appointment of a lead independent director is in the best interests of the Company and its stockholders as it strengthens the Board’s independence and commitment to strong governance practices.
Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Meetings of the Board of Directors
The Board met seven times during the fiscal year ended December 31, 2022. The Audit Committee met six times and the Compensation Committee and the Nominating and Corporate Governance Committee each met twice. Each member of the Board attended at least 75% of the aggregate number of meetings of our Board and each committee on which such director serves.
Committees of the Board of Directors
The Board has a standing Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee. The Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below.
Name	Audit	Compensation	Nominating and Corporate Governance
David Domzalski	—	—	—
Sharon Barbari	X(1)	X	X
Steven Basta	—	—	—
Anthony Bruno	—	X	X(1)
Patrick LePore	X	—	X
Elisabeth Sandoval	X	X(1)	—

(1)
Committee Chairperson

Below is a description of each committee of the board of directors.
Audit Committee
Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, the Audit Committee:
•
appoints our independent registered public accounting firm;

•
evaluates the independent registered public accounting firm’s qualifications, independence and performance;

•
determines the engagement of the independent registered public accounting firm;

•
reviews and approves the scope of the annual audit and the audit fee;

•
discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;

•
approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•
monitors the rotation of partners of the independent registered public accounting firm on our engagement team in accordance with requirements established by the SEC;

•
is responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•
reviews our critical accounting policies and estimates;

•
oversees management in establishing procedures and internal controls relating to cybersecurity;

•
establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by employees of questionable accounting or auditing matters; and

•
reviews the Audit Committee charter and the committee’s performance at least annually.

The current members of our Audit Committee are Mses. Barbari and Sandoval and Mr. LePore, with Ms. Barbari serving as chairperson of the committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Ms. Barbari is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the Audit Committee must also meet heightened independence standards. Our Board has determined that Mses. Barbari and Sandoval and Mr. LePore are independent under the applicable rules of the SEC and Nasdaq.
The Audit Committee operates under a written charter that satisfies the applicable standards of the rules of the SEC and Nasdaq. A copy of the Audit Committee charter is available to security holders on our website at https://vynetherapeutics.com/investors-media/corporate-goverance/.
Compensation Committee
Our Compensation Committee oversees policies and makes determinations relating to compensation and benefits of our current and prospective officers, directors and employees. The Compensation Committee periodically evaluates the performance of our Company, and where appropriate, our officers, in light of the goals and objectives it has established, and determines and approves, or may recommend to the Board to approve, the bonus award, if any, payable to these officers. The Compensation Committee may establish compensation and make bonus awards to our chief executive officer directly or may make recommendations to the Board regarding compensation and bonus awards payable to our chief executive officer. Our Compensation Committee also reviews director compensation and makes recommendations to the Board regarding director compensation. The Compensation Committee also reviews and approves or makes recommendations to our Board regarding the issuance of stock options and other awards under our stock plans. The Compensation Committee will periodically review and evaluate the performance of the Compensation Committee and its members, including compliance by the Compensation Committee with its charter.
The current members of our Compensation Committee are Mr. Bruno and Mses. Barbari and Sandoval, with Ms. Sandoval serving as the chairperson of the committee. Our Board has determined that each of Mr. Bruno and Mses. Barbari and Sandoval is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
Our executive officers submit proposals to the Board and the Compensation Committee regarding our executive compensation. Our Chief Executive Officer also annually reviews the performance of each executive officer and makes recommendations regarding their compensation. The Compensation Committee considers those recommendations in determining base salaries, adjustments to base salaries, annual cash bonus program targets and awards and equity awards, if any, for the executive officers and other members of senior management.
The Compensation Committee has evaluated the independence of its outside advisors, including outside compensation advisor and legal counsel, considering the independence factors specified in the listing requirements of Nasdaq and concluded their work for the Compensation Committee does not raise any conflicts of interest.
The Compensation Committee operates under a written charter that satisfies the applicable standards of the rules of the SEC and Nasdaq. A copy of the Compensation Committee charter is available to security holders on our website at https://vynetherapeutics.com/investors-media/corporate-goverance/.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our Board concerning governance matters.
The current members of our Nominating and Corporate Governance Committee are Messrs. Bruno and LePore and Ms. Barbari, with Mr. Bruno serving as the chairperson of the committee. Our Board has determined that each of Messrs. Bruno and LePore and Ms. Barbari is an independent director under the applicable rules and regulations of Nasdaq relating to nominating and corporate governance committee independence.
The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the Nominating and Corporate Governance Committee charter is available to security holders on our website at https://vynetherapeutics.com/investors-media/corporate-goverance/.
Our Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including but not limited to the following:
•
the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•
the candidate’s experience as a board member of another publicly held company;

•
the candidate’s professional and academic experience relevant to the Company’s industry;

•
the strength of the candidate’s leadership skills;

•
the candidate’s experience in finance and accounting and/or executive compensation practices; and

•
whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable.

Currently, our Nominating and Corporate Governance Committee and Board evaluate each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these areas. The Nominating and Corporate Governance Committee will consider individuals who are properly proposed by stockholders to serve on the Board in accordance with laws and regulations established by the SEC and the Nasdaq listing requirements, our bylaws and applicable corporate law, and make recommendations to the Board regarding such individuals based on the established criteria for members of our Board. The Nominating and Corporate Governance Committee may consider in the future whether we should adopt a more formal policy regarding stockholder nominations.
For a stockholder to make any nomination for election to the Board at an annual meeting, the stockholder must provide us with notice, which notice must be delivered to, or mailed and received at, our principal executive offices not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered, or mailed and received, not later than 90 days prior to the date of the annual meeting or, if later, the 10th day following the date on which public disclosure of the date of such annual meeting is made. Further updates and supplements to such notice may be required at the times, and in the forms, required under our bylaws. As set forth in our bylaws, submissions must include the name and address of the proposed nominee, information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act, information regarding the proposed nominee’s indirect and direct interests in shares of our common stock, and a completed and signed questionnaire, representation and agreement of the proposed nominee. Our bylaws also specify further requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our bylaws, as amended and restated to date, which is available, without charge, from our corporate secretary, at 685 Route 202/206 N., Suite 301, Bridgewater, New Jersey 08807. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
Board Diversity Matrix
The following table sets forth diversity information for our Board, which consisted of six members as of November 10, 2023:
Gender Identity	Female	Male
Number of Directors	2	4
Demographic Background	Hispanic or Latinx	White
Number of Directors	1	5
The following table sets forth diversity information for our Board, which consisted of six members as of June 7, 2022:
Gender Identity	Female	Male
Number of Directors	2	4
Demographic Background	Hispanic or Latinx	White
Number of Directors	1	5
Compensation Committee Interlocks and Insider Participation
As noted above, our Compensation Committee consists of Mses. Barbari and Sandoval and Mr. Bruno. None of the members of our Compensation Committee is or has at any time been one of our officers or employees. None of our executive officers currently serves or in the past year has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Stockholder Communications with the Board of Directors
The Board will consider any written or electronic communication from our stockholders to the Board, a committee of the Board or any individual director. Any stockholder who wishes to communicate to the Board, a committee of the Board or any individual director should submit written or electronic communications to our corporate secretary at our principal executive offices, which shall include contact information for such stockholder. All communications from stockholders received shall be forwarded by our secretary to the Board, a committee of the Board or an individual director, as appropriate, on a periodic basis, but in any event no later than the Board’s next scheduled meeting. The Board, a committee of the Board, or individual directors, as appropriate, will consider and review carefully any communications from stockholders forwarded by our secretary.
Prohibition on Margin Accounts and Hedging and Similar Transactions
Our employees and directors are subject to an insider trading policy that, among other things, prohibits them from holding our securities in a margin account or pledging our securities as collateral for a loan. In addition, our insider trading policy prohibits employees and directors from engaging in put or call options, short selling, or similar hedging activities involving our stock. We prohibit these transactions because they may reduce the individual’s incentive to improve our performance, focus the individual on short-term performance at the expense of long-term objectives, and misalign the individual’s interests with those of our stockholders generally.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Related Party Transactions
Our board of directors has adopted a written related person transaction policy effective in January 2018, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including without limitation purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee considers all relevant facts and circumstances, including but not limited to whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.
Certain Related Party Transactions
The following is a description of transactions during our last fiscal year and the year preceding our last fiscal year to which we have been a party, in which the amount involved exceeds $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Credit Agreement
The Company was a party to the Amended and Restated Credit Agreement and Guaranty (the “Credit Agreement”), dated as of March 9, 2020, by and among the Company and its subsidiaries, the lenders party thereto and Perceptive Credit Holdings II, LP (“Perceptive”), as administrative agent for the lenders. On August 11, 2021, we prepaid all outstanding amounts under the Credit Agreement. As of the date of the prepayment, affiliates of Perceptive were holders of more than 5% of the Company’s outstanding common stock. In connection with the prepayment of the Company’s indebtedness, Perceptive received $18.3 million, representing their portion of the principal amount, interest and prepayment premium. In addition, for the year ended December 31, 2020, the Company paid approximately $3.9 million in interest payments to the lenders under the Credit Agreement, including approximately $2.0 million to Perceptive. Perceptive received an additional $1.1 million in interest payments from January 1, 2021 through July 2021.
Director and Executive Officer Compensation
Please see “Director Compensation” and “Executive Compensation” for information regarding the compensation of our directors and executive officers.
Employment Agreements
We have entered into employment agreements with our executive officers. For more information regarding these agreements, see “Executive Compensation — Narrative to Summary Compensation Table and Outstanding Equity Awards at Fiscal Year End.”
Indemnification Agreements and Directors’ and Officers’ Liability Insurance
We have entered into or intend to enter into indemnification agreements with each of our directors and executive officers. These agreements require us to, among other things, indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

DIRECTOR COMPENSATION
Set forth below is a summary of the compensation paid to the non-executive members of the Board during 2022.
Initial Equity Grants.   Each non-employee director who joins the Board will receive, upon appointment, options to purchase the number of shares of our common stock representing two times (2x) the annual grant described below. The options will vest and become exercisable as to 1/3rd of the shares on each anniversary of the date of grant, subject to the director’s continued service through each applicable vesting date.
Annual Retainers.   Each of our non-employee directors receives an annual cash retainer of $40,000, payable quarterly. Each non-executive director who has served as a director on our Board for at least six months will be granted options to purchase the number of shares of our common stock equal to 0.04% of the number of shares of common stock outstanding as of the date of determination. The options vest over a 12-month period in equal, monthly installments. In addition to the annual cash retainer set forth above, each of our non-employee directors receives fees for their service as a member or chair of a committee of our Board as set forth in the table below:
Additional annual retainer fees for service as a member or chair of the following committees (with chair fees inclusive of fees for service as a member)	Member	Chair
Audit Committee	$10,000	$20,000
Compensation Committee	$7,500	$15,000
Nominating and Corporate Governance Committee	$5,000	$10,000
In addition, if a non-employee director is appointed to serve in a leadership position on the Board, such non-employee director will be entitled to receive additional annual cash compensation of $40,000 for a non-employee chair or $25,000 for a lead independent director.
The exercise price per share of each option granted under this policy will be equal to the per share fair market value of our stock on the date of grant. Each such option will have a term of ten years from the date of grant, subject to earlier termination in connection with a termination of the non-employee director’s service with us. In the event of a change of control transaction, any unvested portion of an equity award granted under this policy will fully vest and become exercisable immediately prior to the effective date of such transaction, subject to the non-employee director’s continuous service with us on the effective date of such transaction. Cash retainers will be paid on a quarterly basis in arrears, pro-rated based on the days served in the applicable fiscal quarter. In addition, none of our non-employee directors shall in any event be permitted to receive cash and equity-based compensation (calculated based on grant date fair value) exceeding, in the aggregate, $500,000 in any calendar year.
We also reimburse all of our non-employee directors for all reasonable and customary business expenses in accordance with company policy.
Director Compensation Table
The following table sets forth information for the fiscal year ended December 31, 2022 regarding the compensation awarded to, earned by or paid to our non-executive directors.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total Compensation ($)
Sharon Barbari	72,500	4,100	76,600
Steven Basta	40,000	4,100	44,100
Anthony Bruno	57,500	4,100	61,600
Patrick LePore	80,000	4,100	84,100
Elisabeth Sandoval	65,000	4,100	69,100

(1)
Represent the grant date fair value of the stock options granted by the Company to our directors during 2022 as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value are set forth in Note 12 to the financial statements included in this report.

(2)
Each of our non-employee directors was granted an option to purchase 1,138 shares of our common stock on August 10, 2022 at an exercise price of $5.62.

As of December 31, 2022, our non-employee directors held the following equity awards:
Name	Shares Underlying Outstanding Options
Sharon Barbari	3,409
Steven Basta	14,289
Anthony Bruno	3,215
Patrick LePore	2,903
Elisabeth Sandoval	3,840

EXECUTIVE OFFICERS
The following table sets forth information regarding our current executive officers as of the date of this proxy statement:
Name	Age	Position(s)
David Domzalski(1)	57	President, Chief Executive Officer and Director
Tyler Zeronda	37	Chief Financial Officer and Treasurer
Mutya Harsch	49	General Counsel, Chief Legal Officer and Secretary
Iain Stuart	50	Chief Scientific Officer

(1)
See “Proposal No. 1 Election Of Directors” for biographical information for Mr. Domzalski.

Tyler Zeronda   was appointed as the Company’s Chief Financial Officer and Treasurer in March 2022 and previously served as Interim Chief Financial Officer and Treasurer since June 2021. Mr. Zeronda previously served as Vice President of Finance of the Company from the Closing Date until his appointment as Interim CFO. Mr. Zeronda joined Foamix in April 2019 and has been responsible for all finance activities related to the commercial operations, financial planning, treasury, risk management and supply chain matters of VYNE. From April 2013 until April 2019, Mr. Zeronda held positions of increasing responsibility in finance at Aerie Pharmaceuticals Inc., culminating in his role as Director of Finance. Prior to joining Aerie, Mr. Zeronda was employed at Ernst & Young, LLP where he focused on assurance services in the healthcare industry. Mr. Zeronda received his M.S. in accounting from the University of Virginia holds a B.A. from Lafayette College and is a licensed CPA.
Mutya Harsch   has served as the Company’s Chief Legal Officer, General Counsel and Secretary since the Closing Date. From January 2019 until the Closing Date, Ms. Harsch served as the General Counsel and Chief Legal Officer of Foamix. She previously served as Foamix’s General Counsel and Senior Vice President of Legal Affairs from January 2018 to January 2019. In addition, Ms. Harsch served on the board of directors of Satsuma Pharmaceuticals Inc. from October 2021 until June 2023. Ms. Harsch has over 20 years of legal experience, previously holding positions as Special Counsel, Mergers & Acquisitions at Cooley LLP from 2015 to 2017 and as a corporate lawyer at Davis Polk & Wardwell from 2005 to 2015. Ms. Harsch received her J.D. and B.A. from the University of California at Berkeley.
Iain Stuart, Ph.D.   has served as the Company’s Chief Scientific Officer since the Closing Date. From January 2019 until the Closing Date, Dr. Stuart served as the Chief Scientific Officer of Foamix. Dr. Stuart previously served as Foamix’s Senior Vice President of Research & Development from August 2017 to January 2019 and as Vice President of Clinical Development from October 2016 to 2017. Prior to joining Foamix, Dr. Stuart held several positions, including Vice President of Medical Strategy and Scientific Affairs, at LEO Pharma, Inc. from 2008 to 2016. Dr. Stuart holds a Ph.D. from Glasgow Caledonian University in Scotland.

EXECUTIVE COMPENSATION
The following is a discussion of compensation arrangements of our named executive officers (“NEOs”). As an “emerging growth company” as defined in the JOBS Act, we have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
Our NEOs for the year ended December 31, 2022 were:
•
David Domzalski, President and Chief Executive Officer;

•
Mutya Harsch, Chief Legal Officer, General Counsel and Secretary; and

•
Iain Stuart, Chief Scientific Officer.

Summary Compensation Table
The following table sets forth the compensation information for our NEOs for the years ended December 31, 2022 and 2021.
Name and Principal Position	Year	Salary ($)	Non- equity Incentive Compensation ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total Compensation ($)
David Domzalski President and Chief Executive Officer	2022	637,560	325,156	190,504	128,044	12,200	1,293,464
	2021	637,560	242,910	1,818,861(4)	2,141,994(4)	11,600	4,852,925
Mutya Harsch Chief Legal Officer, General Counsel and Secretary	2022	422,172	143,538	45,750	30,750	12,200	654,410
	2021	405,936	142,007	345,587(4)	406,976(4)	11,600	1,312,106
Iain Stuart Chief Scientific Officer	2022	421,811	143,415	45,750	30,750	12,200	653,926
	2021	405,576	117,620	345,587(4)	406,976(4)	11,600	1,287,359

1.
The amounts reported in this column reflect cash bonuses awarded pursuant to the achievement of our 2022 and 2021 corporate objectives.

2.
Represents the grant date fair value of the restricted stock units and stock options granted by the Company to our named executive officers during 2022 and 2021 as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value are set forth in Note 12 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

3.
Reflects employer contributions to each individual’s 401(k) plan.

4.
For stock and option awards granted in 2021, see “ — Retention Awards” for additional discussion regarding retention awards issued in September 2021.

Non-Equity Incentive Plan Compensation
Mr. Domzalski’s eligibility to receive his target bonus is based 100% on the achievement of corporate performance objectives. Seventy-five percent of Ms. Harsch’s and Dr. Stuart’s target bonus is based on the achievement of corporate performance objectives and the remaining 25% is based on the achievement of individual performance objectives. For the 2022 bonuses, these corporate performance objectives included: (i) the advancement of our biotech strategy and the development of our pipeline; (ii) the achievement of certain research and development objectives, including receiving successful results in the Phase 2a trial for FMX114, and the advancement of our BET inhibitor programs; (iii) the execution of certain business development initiatives; (iv) and the achievement of certain financial objectives (the “2022 Corporate Assessment”). Based on the 2022 Corporate Assessment, Mr. Domzalski, Ms. Harsch and Dr. Stuart were awarded the bonuses reflected in the table above, which represents 85% of each individual’s 2022 target bonus.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth all outstanding equity awards held by each of the named executive officers as of December 31, 2022.
		Option Awards				Share Awards
Name	Vesting Commencement Date(1)	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Shares That Have Not Vested (#)	Market Value of Shares or Units of Shares That Have Not Vested(2) ($)
David Domzalski	6/9/2014	468	—	319.68	6/9/2024	—	—
	11/10/2015	5,922	—	285.84	11/10/2025	—	—
	3/1/2016	1,500	—	241.92	3/1/2026	—	—
	2/21/2017	1,784	—	408.96	2/21/2027	—	—
	8/8/2017	8,195	—	230.40	8/8/2027	—	—
	5/8/2018	1,755	—	203.40	5/8/2028	—	—
	1/1/2019	4,009	267	151.20	1/1/2029	114	308
	2/24/2020	4,144	1,880	161.28	2/24/2030	805	2,174
	5/6/2020	5,904	3,539	140.40	5/6/2030	3,540	9,558
	2/22/2021	8,721	11,208	149.94	2/22/2031	4,803	12,968
	9/2/2021(3)	11,123	6,672	30.24	9/2/2031	17,795	48,047
	3/17/2022	—	17,349	10.98	3/17/2032	17,350	46,845
Mutya Harsch	2/27/2018	1,250	—	254.16	2/27/2028	—	—
	/1/2019	1,649	109	151.20	1/1/2029	46	124
	2/24/2020	1,659	750	161.28	2/24/2030	320	864
	5/6/2020	1,303	779	140.40	5/6/2030	780	2,106
	2/22/2021	1,658	2,127	149.94	2/22/2031	910	2,457
	9/2/2021(3)	2,114	1,266	30.24	9/2/2031	3,381	9,129
	3/17/2022	—	4,165	10.98	3/17/2032	4,166	11,248
Iain Stuart	11/15/2016	1,000	—	342.00	11/15/2026	—	—
	8/8/2017	325	—	216.00	8/8/2027	—	—
	2/27/2018	750	—	254.16	2/27/2028	—	—
	1/01/2019	1,782	118	151.20	1/1/2029	50	135
	2/24/2020	1,659	750	161.28	2/24/2030	320	864
	5/06/2020	979	582	140.40	5/6/2030	583	1,574
	2/22/2021	1,658	2,127	149.94	2/22/2031	910	2,457
	9/2/2021(3)	2,114	1,266	30.24	9/2/2031	3,381	9,129
	3/17/2022	—	4,166	10.98	3/17/2032	4,166	11,248

(1)
Except as set forth in footnote 3 below, these equity awards vest over a four-year period, with 25% vesting on the first anniversary of the last day of the quarter in which the grant was made, and 6.25% every quarter thereafter.

(2)
The market value is based on the closing price of our common stock on December 31, 2022.

(3)
Awards granted pursuant to the Company’s retention initiatives in September 2021. See “ — Retention Awards” for additional details, including vesting terms.

Retention Awards
September 2021 Retention Awards
In August 2021, the Company announced that it would be divesting its commercial business and transitioning to a biotech strategy focused on drug development. In connection with such decision, on September 2, 2021, the Compensation Committee approved the grant of an aggregate of 66,939 shares subject to restricted stock unit and stock option awards to all continuing employees of the Company, including members of management. The awards were issued in accordance with the terms and conditions of the Company’s 2019 Plan and the 2018 Omnibus Incentive Plan and the underlying award agreements. The Compensation Committee determined such grants were appropriate to address the need to adequately retain the Company’s employees through this period of strategic change and incentivize employees to effectively execute the Company’s new strategic operating plan and closely align the interests of employees with the Company’s stockholders over the long term.
Mr. Domzalski was awarded 17,795 restricted stock unit awards and employee stock options to purchase 17,795 shares. Dr. Stuart and Ms. Harsch were each awarded 3,381 restricted stock unit awards and employee stock options to purchase 3,381 shares. All of the shares subject to restricted stock unit awards will vest on September 30, 2023, and 50% of the shares subject to stock option awards vested on September 30, 2022, with the remaining 50% of the shares vesting thereafter in equal, quarterly installments through September 30, 2023, in each case, subject to the recipient’s continued service to the Company through the vesting date. The exercise price for each stock option granted is $30.24 per share, which represents the closing price for the Company’s common stock on the date of grant.
2023 Retention Payments
On March 9, 2023, the Compensation Committee approved cash retention payments for the ten employees remaining at the Company as of the date of this report. In making its decision, the Compensation Committee considered (i) the limited number of employees remaining at the Company and the increase in each employee’s responsibilities; (ii) the impact of the loss of any employee, especially members of management, on our ability to execute corporate objectives for 2023; and (iii) the limited number of shares available under our existing equity incentive plans following our 1-for-18 reverse stock split. After considering the foregoing, the Compensation Committee approved a cash retention plan with the goal of encouraging the retention of employees through milestone events in 2023.
Each of our employees, including each of our NEOs, is eligible to receive 100% of their target annual bonus (the “Retention Payment”) over a period of time to maintain the continuity of business operations. Per the approved plan, one-third of the Retention Payment will be paid only upon the achievement of each of the following milestones, subject to the individual’s remaining in our continuous service through each payment date: (i) the receipt of positive results from our Phase 1b clinical trial for VYN201; and (ii) the achievement of certain financing objectives. The remaining one-third of the Retention Payment will be paid if the employee has remained in our continuous service through December 31, 2023. Notwithstanding the foregoing, any then-unpaid portion of the Retention Payment will be paid if an employee experiences a termination of employment in connection with a change of control.
Compensation Arrangements with Named Executive Officers
We have entered into agreements with each of our NEOs in connection with his or her employment with us. These agreements set forth the terms and conditions of employment of each NEO, including base salary, target bonus and standard employee benefit plan participation. Our Board or the Compensation Committee reviews each NEO’s base salary and other compensation from time to time to ensure compensation adequately reflects the NEO’s qualifications, experience, role and responsibilities. The following summaries of the compensation arrangements do not purport to be complete and are qualified in their entirety by reference to each agreement.

David Domzalski, President and Chief Executive Officer
The terms of Mr. Domzalski’s employment are governed by his Offer Letter, dated as of March 25, 2020. Under his Offer Letter, Mr. Domzalski’s annualized base salary for 2020 was $616,000, which was increased to $637,560 in February 2021 by the Compensation Committee. Mr. Domzalski’s salary remained unchanged for 2022 and will remain unchanged in 2023. Mr. Domzalski is also eligible to receive an annual cash target bonus of 60% of his base salary, up to the maximum bonus opportunity allowable under the applicable annual bonus plan or program in effect from time to time (such maximum bonus opportunity currently being 200% of the target bonus), subject to the achievement of Company performance criteria determined by the Board or the Compensation Committee.
Mr. Domzalski’s Offer Letter provides that if Mr. Domzalski’s employment is terminated by the Company without Cause or he resigns for Good Reason (each as defined below), then, subject to his execution and non-revocation of a release of claims, Mr. Domzalski will be entitled to receive (i) a severance payment equal to 100% of his annual base salary then in effect, (ii) payment of COBRA premiums for healthcare plan continuation at active employee rates for 12 months following the date of termination and (iii) full accelerated vesting of all of outstanding and unvested stock options and restricted stock units on the date of termination, with such stock options remaining exercisable for 90 days following the date of termination.
If Mr. Domzalski’s employment is terminated by the Company without Cause or he resigns for Good Reason, in each case, within 12 months following a Change in Control (as defined in the 2019 Plan), then, subject to his execution and non-revocation of a release of claims, Mr. Domzalski will be entitled to receive (i) a severance payment equal to 1.5 times the sum of his base salary and target bonus for the year of termination, (ii) a prorated target annual bonus payment for the year of termination, (iii) payment of COBRA premiums for healthcare plan continuation at active employee rates for 18 months following the date of termination and (iv) full accelerated vesting of all of outstanding and unvested stock options and restricted stock units on the date of termination, with such stock options remaining exercisable for 90 days following the date of termination.
For purposes of Mr. Domzalski’s Offer Letter:
“Cause” means (1) the executive’s commission of an act of fraud or dishonesty in the course of his employment hereunder; (2) the executive’s indictment, conviction or entering of a plea of nolo contendere for a crime constituting a felony; (3) the executive’s gross negligence or willful misconduct in connection with his employment; (4) the executive’s willful and continued failure to substantially perform his duties; (5) the executive’s breach of any of the restrictive covenants; or (6) a material breach of this agreement or any other agreement, plan or arrangement by and between the executive and the Company or any of its subsidiaries and affiliates or any policy of the Company or any of its subsidiaries and affiliates by the executive.
“Good Reason” means (i) a material diminution in the executive’s base salary or target bonus (provided that failure to earn a bonus equal to or in excess of the target bonus by reason of failure to achieve applicable performance goals shall not be deemed Good Reason); (ii) a material diminution of the executive’s position, responsibilities, duties or authorities from those in effect as of the effective date; (iii) any change in reporting structure such that the executive is required to report to someone other than the Board; (iv) any material breach by the Company of its obligations under this agreement; or (v) a change in the executive’s primary work location that increases the executive’s commute by more than 50 miles, in each case subject to certain notice and cure periods.
The Company must provide Mr. Domzalski with 30 days’ notice prior to a termination without Cause, and he must provide the Company 30 days’ notice prior to any resignation.
Mutya Harsch, Chief Legal Officer, General Counsel and Secretary
The terms of Ms. Harsch’s employment are governed by her Offer Letter, dated as of April 7, 2021. Ms. Harsch’s base salary for 2022 was $422,172 and will be unchanged for 2023. Ms. Harsch is also eligible to receive an annual target bonus of 40% of her annual base salary, up to the maximum bonus opportunity allowable under the applicable annual bonus plan or program in effect from time to time (such maximum bonus opportunity currently being 200% of the target bonus). Her eligibility for such annual target bonus, and the amount of such annual target bonus, is subject to the achievement of corporate performance goals and her achievement of performance targets and milestone criteria, as determined by the Chief Executive Officer, in accordance with our current general bonus plan.
The Offer Letter provides that, in the event of a termination of her employment without Cause (as defined in the 2019 Plan), subject to Ms. Harsch’s execution of a release of claims, Ms. Harsch will receive (i) a lump sum severance payment equal to 75% of her base salary then in effect and (ii) payment of COBRA premiums for healthcare plan continuation at active employee rates for nine (9) months following the date of termination, provided that the Company’s obligation under clause (ii) shall terminate on the earlier of (x) the date on which she enrolls in a group health plan offered by another employer and (y) the date on which she is no longer eligible for continuation coverage under COBRA.
In addition, if Ms. Harsch’s employment is terminated by the Company without Cause or she terminates her employment with Good Reason within the twelve month period after a Change of Control (as defined in the 2019 Plan), she will be entitled to receive a change of control payment equal to (i) one times (1.0x) the sum of her then current base salary plus her target bonus, (ii) her pro rata target bonus for the year of termination, and (iii) payment of COBRA premiums for healthcare plan continuation at active employee rates for twelve (12) months following the date of termination, provided that the Company’s obligation under clause (iii) shall terminate on the earlier of (x) the date on which she enrolls in a group health plan offered by another employer and (y) the date on which she is no longer eligible for continuation coverage under COBRA. In addition, in the event of such a termination, all of Ms. Harsch’s unvested stock options and restricted stock units will become fully vested.
For purposes of Ms. Harsch’s Offer Letter, “Good Reason” means: (i) a material reduction in base salary; (ii) a material reduction in target annual bonus opportunity; (iii) a relocation of principal place of employment by more than twenty-five (25) miles provided that such relocation increases the daily commute; or (iv) an adverse change in position, including title, reporting relationship(s), authority, duties or responsibilities; all of the above without consent., in each case subject to certain notice and cure periods.
The Company must provide Ms. Harsch with 30 days’ notice prior to a termination without Cause, and she must provide the Company 30 days’ notice prior to any resignation.
Ms. Harsch’s Offer Letter also contains customary confidentiality, non-competition and non-solicitation covenants.
Iain Stuart, Chief Scientific Officer
The terms of Dr. Stuart’s employment are governed by his Offer Letter, dated as of March 7, 2022. Dr. Stuart’s base salary for 2022 was $421,811 and will be unchanged for 2023. Dr. Stuart is also eligible to receive an annual target bonus of 40% of his annual base salary, up to the maximum bonus opportunity allowable under the applicable annual bonus plan or program in effect from time to time (such maximum bonus opportunity currently being 200% of the target bonus). His eligibility for such annual target bonus, and the amount of such annual target bonus, is subject to his achievement of performance targets and milestone criteria, as determined by the Chief Executive Officer, in accordance with our current general bonus plan.
In the event of a termination of his employment without Cause (as defined in the 2019 Plan) or if he resigns for Good Reason, subject to Dr. Stuart’s execution of a release of claims, Dr. Stuart will receive (i) a lump sum severance payment equal to 75% of his base salary then in effect and (ii) payment of COBRA premiums for healthcare plan continuation at active employee rates for nine (9) months following the date of termination, provided that the Company’s obligation under clause (ii) shall terminate on the earlier of (x) the date on which he enrolls in a group health plan offered by another employer and (y) the date on which he is no longer eligible for continuation coverage under COBRA.
In addition, if Dr. Stuart’s employment is terminated by the Company without Cause or if he terminates his employment with Good Reason within the twelve month period after a Change of Control, he will be entitled to receive a change of control payment equal to (i) one times (1.0x) the sum of his then current base salary plus his target bonus, (ii) his pro rata target bonus for the year of termination, and (iii) payment of COBRA premiums for healthcare plan continuation at active employee rates for twelve (12) months following the date of termination, provided that the Company’s obligation under clause (iii) shall terminate on the earlier of (x) the date on which he enrolls in a group health plan offered by another employer and (y) the date on which he is no longer eligible for continuation coverage under COBRA. In addition, in the event of such a termination, all of Dr. Stuart’s unvested stock options and restricted stock units will become fully vested.
For purposes of Dr. Stuart’s Offer Letter, “Good Reason” means: (i) a material reduction in base salary; (ii) a material reduction in target annual bonus opportunity; (iii) a relocation of principal place of employment by more than twenty-five (25) miles provided that such relocation increases the daily commute; or (iv) an adverse change in position, including title, reporting relationship(s), authority, duties or responsibilities; all of the above without consent, in each case subject to certain notice and cure periods.
The Company must provide Dr. Stuart with 30 days’ notice prior to a termination without Cause, and he must provide the Company 30 days’ notice prior to any resignation.
Dr. Stuart’s Offer Letter also contains customary confidentiality, non-competition and non-solicitation covenants.
Terms and Conditions of 401(k) Plan
We maintain a tax-qualified retirement plan that provides eligible U.S. employees, including our NEOs, with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation subject to applicable annual Internal Revenue Code (the “Code”) limits. Currently, we match each eligible employee’s contributions up to 4% of total eligible compensation. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.
Employee Benefits and Perquisites
All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance and life insurance. In addition, all of our employees are eligible to participate in our Employee Share Purchase Plan, which allows them to purchase shares of our common stock at a 15% discount to prevailing market prices, subject to certain terms and conditions. We do not provide our NEOs with perquisites or other personal benefits, other than the retirement, health and welfare benefits that apply uniformly to all of our employees.
Clawback Policies
In May 2021, the Board adopted a compensation clawback policy with respect to compensation paid to the Company’s executive officers. Under the terms of the policy, compensation can be recovered for a financial restatement or materially inaccurate performance calculation. In this case, the Company may seek recoupment of short and long-term cash or equity incentive compensation (including time- and performance-based awards) awarded after the effective date of the policy. In addition, compensation may be recovered for willful misconduct or gross negligence that results in material adverse reputational or economic impact on the Company. In this case, the Company may seek recoupment of 100% of incentive compensation for “Cause” and if no “Cause,” recoupment is based on the impact of the triggering event, if quantifiable at the Compensation Committee’s discretion. In addition, in November 2023 we adopted an additional clawback policy as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and related stock exchange listing standards.

INFORMATION ABOUT STOCK OWNERSHIP
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information relating to the beneficial ownership of our common stock as of November 3, 2023, by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our current directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after November 3, 2023 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.
On October 27, 2023, we entered into a securities purchase agreement with certain institutional and other accredited investors (the “Purchasers”), pursuant to which we agreed to sell and issue to the Purchasers in a private placement transaction (the “Private Placement”) (i) 10,652,543 shares of our common stock and (ii) with respect to certain Purchasers, pre-funded warrants to purchase 28,614,437 shares of our common stock (the “Pre-Funded Warrants”) in lieu of shares of our common stock offered in the Private Placement.
The percentage of shares beneficially owned is computed on the basis of 13,957,324 shares of our common stock outstanding as of November 3, 2023. Shares of our common stock that a person has the right to acquire within 60 days after November 3, 2023 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o VYNE Therapeutics Inc., 685 Route 202/206 N., Suite 301, Bridgewater, NJ 08807.
Name of Beneficial Owner	Number of Shares Owned and Nature of Beneficial Ownership	Percent of Class
5% and Greater Stockholders:
AI Biotechnology LLC(1)	1,394,336	9.99%
Cormorant Global Healthcare Master Fund, LP(2)	1,394,336	9.99%
Eventide Healthcare Innovation Fund I LP(3)	1,394,336	9.99%
Citadel CEMF Investments Ltd.(4)	1,181,088	8.46%
Soleus Capital Master Fund, L.P.(5)	890,868	6.38%
Named Executive Officers and Directors:
David Domzalski(6)	112,764	*
Mutya Harsch(7)	36,327	*
Iain Stuart(8)	22,718	*
Steven Basta(9)	21,735	*
Sharon Barbari(10)	4,448	*

Name of Beneficial Owner	Number of Shares Owned and Nature of Beneficial Ownership	Percent of Class
Anthony Bruno(11)	5,088	*
Patrick LePore(12)	26,373	*
Elisabeth Sandoval(13)	3,837	*
All current directors and executive officers as a group (9 persons)(14)	246,139	1.8%

*
Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(1)
Consists of (i) 1,116,585 shares of common stock issued in the Private Placement to AI Biotechnology LLC and (ii) 277,751 shares of common stock issuable upon exercise of Pre-Funded Warrants purchased by AI Biotechnology LLC in the Private Placement. Such amount does not include 7,514,697 shares of common stock issuable upon exercise of Pre-Funded Warrants purchased by AI Biotechnology LLC in the Private Placement because they are subject to limitations on exercisability if such exercise would result in entities affiliated with AI Biotechnology LLC beneficially owning more than 9.99% of our common stock then issued and outstanding after giving effect to such exercise. Access Industries Holdings LLC, or AIH, directly controls all of the outstanding voting interest in AI Biotechnology LLC. Access Industries Management, LLC, or AIM, controls AIH. Len Blavatnik controls AIM and holds a majority of the outstanding voting interests in AIH. By virtue of the foregoing, each of Len Blavatnik, AIM and AIH may be deemed to have voting and investment power over the Shares held by AI Biotechnology LLC. The business address of each of AI Biotechnology LLC, AIM, AIH and Len Blavatnik is c/o Access Industries, Inc. 40 West 57th Street, 28th Floor, New York, NY 10019.

(2)
Consists of 1,394,336 shares of common stock issued in the Private Placement to Cormorant Global Healthcare Master Fund, LP, or Cormorant LP. Such amount does not include 3,060,143 shares of common stock issuable upon exercise of Pre-Funded Warrants purchased by Cormorant LP in the Private Placement because they are subject to limitations on exercisability if such exercise would result in entities affiliated with Cormorant LP beneficially owning more than 9.99% of our common stock then issued and outstanding after giving effect to such exercise. Cormorant Global Healthcare GP, LLC, or Cormorant GP, serves as the General Partner of Cormorant LP. Cormorant Asset Management, LP serves as the investment manager to Cormorant LP. Bihua Chen serves as the Managing Member of Cormorant GP and the General Partner of Cormorant Asset Management, LP, or, together with Cormorant LP the Cormorant Entities. By virtue of the foregoing, each of Bihua Chen and the Cormorant Entities may be deemed to have voting and investment power over the Shares held by Cormorant LP. The business address of each of Bihua Chen and the Cormorant Entities is 200 Clarendon St., 52nd Floor, Boston, Massachusetts 02116.

(3)
Consists of 1,394,336 shares of common stock issued in the Private Placement to Eventide Healthcare Innovation Fund I LP, or Eventide LP. Such amount does not include 5,287,413 shares of common stock issuable upon exercise of Pre-Funded Warrants purchased by Eventide LP in the Private Placement because they are subject to limitations on exercisability if such exercise would result in entities affiliated with Eventide beneficially owning more than 9.99% of our common stock then issued and outstanding after giving effect to such exercise. Eventide Healthcare Innovation GP LLC, or Eventide GP, is the General Partner of Eventide LP. Eventide Asset Management, LLC, or EAM, is the Managing Member of Eventide GP. Robin John is the chief executive officer of EAM. Finny Kuruvilla and Kyle Rasbach are members of Eventide LP’s investment committee. By virtue of the foregoing, each of Mr. John, EAM and Eventide GP may be deemed to have, and Mr. Kuruvilla and Mr. Rasbach may be deemed to share, voting and investment power over the Shares held by Eventide LP. The business address of each of Eventide LP, Eventide GP, EAM, Mr. John, Mr. Kuruvilla and Mr. Rasbach is Eventide Healthcare Innovation Fund I LP c/o Eventide Asset Management, LLC, 1 International Place, Suite 4210, Boston, MA 02110.

(4)
Consists of 1,181,088 shares of common stock issued to Citadel CEMF Investments Ltd. in the Private Placement. Citadel Advisors LLC is the portfolio manager of Citadel CEMF Investments Ltd. Citadel Advisors Holdings LP is the sole member of Citadel Advisors LLC. Citadel GP LLC is the

General Partner of Citadel Advisors Holdings LP. Kenneth Griffin owns a controlling interest in Citadel GP LLC. Mr. Griffin, as the owner of a controlling interest in Citadel GP LLC, may be deemed to have shared power to vote and/or shared power to dispose of the securities held by Citadel CEMF Investments Ltd. This disclosure shall not be construed as an admission that Mr. Griffin or any of the Citadel related entities listed above is the beneficial owner of any securities of the Company other than the securities actually owned by such person (if any). The business address of Citadel CEMF Investments Ltd. is c/o Citadel Enterprise Americas LLC, Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, FL 33131.
(5)
Consists of 890,868 shares of common stock issued to Soleus Capital Master Fund, L.P., or Soleus Master Fund, in the Private Placement. Soleus Capital, LLC, or Soleus Capital, is the sole General Partner of Soleus Master Fund and thus holds voting and dispositive power over the shares held by Soleus Master Fund. Soleus Capital Group, LLC, or SCG, is the sole Managing Member of Soleus Capital. Guy Levy is the sole Managing Member of SCG. By virtue of the foregoing, each of Soleus Capital, SCG and Guy Levy may be deemed to have voting and investment power over the Shares held by Soleus Master Fund. The business address of each of Soleus Master Fund, Soleus Capital, SCG and Guy Levy is 104 Field Point Road, 2nd Floor, Greenwich, CT 06830.

(6)
Includes 33,488 shares of common stock and 79,276 shares of common stock underlying options and restricted stock units that have vested or will vest within 60 days of November 3, 2023.

(7)
Includes 20,870 shares of common stock and 15,457 shares of common stock underlying options and restricted stock units that have vested or will vest within 60 days of November 3, 2023.

(8)
Includes 6,784 shares of common stock and 15,934 shares of common stock underlying options and restricted stock units that have vested or will vest within 60 days of November 3, 2023.

(9)
Consists of (i) 2,842 shares of common stock, (ii) 3,601 shares of common stock held by The Shelter Trust under the Basta Revocable Trust (the “Shelter Trust”), (iii) 1,007 shares of common stock held by the Basta Revocable Trust dated August 4, 2017 (the “Basta Trust”), and (iv) 14,285 shares of common stock underlying options that have vested or will vest within 60 days of November 3, 2023. As the trustee of each of the Shelter Trust and the Basta Trust, Mr. Basta has voting and investment power over the shares of common stock held by each of the Shelter Trust and the Basta Trust.

(10)
Includes 1,041 shares of common stock and 3,407 shares of common stock underlying options that have vested or will vest within 60 days of November 3, 2023.

(11)
Includes 1,875 shares of common stock and 3,213 shares of common stock underlying options that have vested or will vest within 60 days of November 3, 2023.

(12)
Includes 23,472 shares of common stock and 2,901 shares of common stock underlying options that have vested or will vest within 60 days of November 3, 2023.

(13)
Includes 3,837 shares of common stock underlying options that have vested or will vest within 60 days of November 3, 2023.

(14)
Includes 145,954 shares of common stock underlying options or restricted stock units that have vested or will vest within 60 days of November 3, 2023.

Securities Authorized for Issuance Under Equity Compensation Plans
As of December 31, 2022, we maintained two equity incentive plans, our 2018 Plan and our 2019 Plan. We also maintain our 2019 Employee Stock Purchase Plan (the “2019 ESPP”) pursuant to which our employees can purchase shares of our common stock at a discount to prevailing market prices pursuant to the terms and conditions of the 2019 ESPP.
The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights and vesting of RSUs(1)	Weighted-average exercise price of outstanding options, warrants and rights and weighted- average grant date price of RSUs	Number of securities remaining available for future issuance under equity compensation plans(2)
Equity compensation plans approved by security holders	313,403	$113.41	188,611
Equity compensation plans not approved by security holders	—	$—	—
Total	313,403	$113.41	188,611

(1)
Includes all amounts outstanding as of December 31, 2022 under the Prior Plans.

(2)
Includes 14,810 shares under the 2018 Plan, 57,338 shares under the 2019 Plan and 116,463 shares available under our 2019 Employee Stock Purchase Plan. On January 1, 2023, 41,666 shares were added to the 2018 Plan pursuant to the evergreen provision therein. If the 2023 Plan is approved by our stockholders, we will terminate our 2019 Plan and our 2018 Plan (including the evergreen provision therein) for the purpose of making new grants, and such plans will continue solely to govern the terms of their respective outstanding awards.

ADDITIONAL INFORMATION
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Brokers with account holders who are VYNE stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: 685 Route 202/206 N., Suite 301, Bridgewater, New Jersey 08807 or (3) request from the Company by calling 800-755-7936. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Form 10-K, Proxy Statement or Proxy Card to a stockholder at a shared address to which a single copy of the documents was delivered.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.
We have filed our Annual Report on Form 10-K for the year ended December 31, 2022 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a VYNE stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, as amended, including the financial statements, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary, 685 Route 202/206 N., Suite 301, Bridgewater, New Jersey 08807.
By Order of the Board of Directors

David Domzalski President and Chief Executive Officer
November 13, 2023

VYNE THERAPEUTICS INC.
2023 EQUITY INCENTIVE PLAN
1.
General.

(a)   Successor to 2019 Plan and 2018 Plan.   The Plan is intended as the successor to the Menlo Therapeutics Inc. 2019 Equity Incentive Plan, as amended from time to time (the “2019 Plan”) and the Menlo Therapeutics Inc. 2018 Omnibus Incentive Plan (the “2018 Plan”).
(i)   Any Shares that would otherwise remain available for future grants under the 2019 Plan (the “2019 Plan Available Reserve”) and 2018 Plan (the “2018 Plan Available Reserve”) as of 12:01 a.m. Eastern Time on December 13, 2023 ceased to be available under the 2019 Plan or 2018 Plan, as applicable, at such time. Instead, that number of Shares equal to the 2019 Plan’s Available Reserve and 2018 Plan’s Available Reserve was added to the Share Reserve (as further described in Section 3(a) below). For the avoidance of doubt, the “evergreen” provision in the 2018 Plan that added shares on an annual basis will no longer be effective and only those shares available under the 2018 Plan as of the date of this Plan will be added to the Share Reserve, as described in Section 3(a) below.
(ii)   In addition, from and after 12:01 a.m. Eastern Time on December 13, 2023, any Shares subject, at such time, to outstanding share awards granted under the 2019 Plan, the 2018 Plan, the Foamix Pharmaceuticals Ltd. 2015 Israeli Share Incentive Plan, the Tigercat Pharma, Inc. 2011 Stock Incentive Plan or the Foamix Pharmaceuticals Ltd. 2009 Israeli Share Option Plan (collectively, the “Prior Plans”) that (i) expire or terminate for any reason prior to exercise or settlement; or (ii) are forfeited because of the failure to meet a contingency or condition required to vest such Shares and that would, in either case, have returned to the Share reserve under the Prior Plans pursuant to the terms of the Prior Plans (such Shares, the “Returning Shares”) will immediately be added to the Share Reserve (as defined in Section 3(a) below) if and when such Shares become Returning Shares. Subject to shareholder approval of the Plan, no future awards may be made under any Prior Plan following such approval.
(b)   Eligible Award Recipients.   Employees, Directors and Consultants are eligible to receive Awards.
(c)   Available Awards.   The Plan provides for the grant of the following Awards: (i) Incentive Share Options, (ii) Nonstatutory Share Options, (iii) Share Appreciation Rights, (iv) Restricted Share Awards, (v) Restricted Share Unit Awards, (vi) Performance Share Awards, (vii) Performance Cash Awards, and (viii) Other Share Awards.
(d)   Purpose.   The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Shares.
2.
Administration.

(a)   Administration by Board.   The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)   Powers of Board.   The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)   To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Shares under the Award; (E) the number of Shares subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Share Award.
(ii)   To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.
(iii)   To settle all controversies regarding the Plan and Awards granted under it.
(iv)   To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or Shares may be issued in settlement thereof).
(v)   To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.
(vi)   To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Share Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Share Options or ensuring that they are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek shareholder approval of any amendment of the Plan that (A) materially increases the number of Shares available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which Shares may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.
(vii)   To submit any amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive share options” or (B) Rule 16b-3.
(viii)   To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion (including, without limitation, the limits set forth in Sections 8(c) and 8(m) below); provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Share Option under Section 422 of the Code; (B) to change the terms of an Incentive Share Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Share Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.
(ix)   Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(x)   To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).
(c)   Delegation to Committee.
(i)   General.   Subject to the provisions of Applicable Law, the Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, (and references in this Plan to the Board will thereafter be to the Committee). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)   Rule 16b-3 Compliance.   In cases where a Committee’s actions are required to comply with Rule 16b-3, the relevant Committee shall consist solely of two or more directors that qualify as Non-Employee Directors, in accordance with Rule 16b-3.
(d)   Effect of Board’s Decision.   All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e)   No Repricing of Awards.   Neither the Board nor any Committee will have the authority to (i) reduce the exercise or strike price of any outstanding Option or SAR or (ii) cancel any outstanding Option or SAR that has an exercise or strike price (per share) greater than the then-current Fair Market Value of the Shares in exchange for cash or other Share Awards under the Plan, unless the shareholders of the Company have approved such an action within twelve (12) months prior to such an event.
3.
Shares subject to the Plan.

(a)   Share Reserve.   Subject to Sections 1(a)(ii), 3(b) and 9(a), a total of 2,099,856 Shares (1,962,000 new Shares plus the number of Shares available for grant under the 2019 Plan and 2018 Plan as of November 3, 2023), less one (1) Share for every one (1) Share granted under the 2019 Plan and 2018 Plan after November 3, 2023 and prior to December 13, 2023 shall be authorized for Awards granted under the Plan (the “Share Reserve”). The issuance of Substitute Awards will not reduce the number of Shares available for issuance under the Plan.
(b)   Reversion of Shares to the Share Reserve.   In addition to the provisions with respect to Returning Shares in Section 1(a)(ii), the following Shares will become available again for issuance under the Plan: (A) any Shares subject to a Share Award that are not issued because such Share Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Share Award having been issued; (B) any Shares issued pursuant to a Share Award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such Shares; (C) any Shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise, strike or purchase price of a Share Award granted under the Plan or a share award granted under the Prior Plans (including any Shares subject to such award that are not delivered because such award is exercised through a reduction of shares subject to such award (i.e., “net exercised”)); and (D) any Shares that are reacquired or withheld (or not issued) by or otherwise tendered or remitted to the Company to satisfy a tax withholding obligation in connection with a Share Award granted under the Plan or a share award granted under the Prior Plans.
(c)   Incentive Share Option Limit.   Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of Shares that may be issued pursuant to the exercise of Incentive Share Options will be equal to 2,099,856.
(d)   Non-Employee Director Compensation Limit.   The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any fiscal year, including Awards granted and cash fees paid by the Company to such Non-Employee Director for his or her service as a Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such fiscal year, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. For the avoidance of doubt, any compensation that is deferred shall be counted toward this limit for the year in which it was first earned, and not when paid or settled if later.
(e)   Source of Shares.   The Shares issuable under the Plan will be authorized but unissued or reacquired Shares, including Shares repurchased by the Company on the open market or otherwise.
(f)   Minimum Vesting Requirements.   Notwithstanding any other provision of the Plan to the contrary, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted (excluding, for this purpose, any (i) Substitute Awards, (ii) Shares delivered in lieu of fully vested cash Awards and (iii) Awards to Non-Employee Directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting); provided, that, the Committee may grant equity-based Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available Share reserve authorized for issuance under the Plan pursuant to Section 3 (subject to adjustment under Section 9(a)); and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.
4.
Eligibility.

(a)   Eligibility for Specific Share Awards.   Incentive Share Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Share Awards other than Incentive Share Options may be granted to Employees, Directors and Consultants; provided, however, that Share Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the Share underlying such Share Awards is treated as “service recipient share” under Section 409A of the Code (for example, because the Share Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Share Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Share Awards comply with the distribution requirements of Section 409A of the Code.
(b)   Ten Percent Shareholders.   A Ten Percent Shareholder will not be granted an Incentive Share Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.
5.
Provisions relating to Options and Share Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Share Options or Nonstatutory Share Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for Shares purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Share Option, or if an Option is designated as an Incentive Share Option but some portion or all of the Option fails to qualify as an Incentive Share Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Share Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a)   Term.   Subject to the provisions of Section 4(b) regarding Ten Percent Shareholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b)   Exercise Price.   Subject to the provisions of Section 4(b) regarding Ten Percent Shareholders and except in the case of Substitute Awards, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Shares subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Shares subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or share appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in Share equivalents.
(c)   Purchase Price for Options.   The purchase price of Shares acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:
(i)   by cash, check, bank draft or money order payable to the Company;
(ii)   pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Share subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)   by delivery to the Company (either by actual delivery or attestation) of Shares;
(iv)   if an Option is a Nonstatutory Share Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole Shares to be issued. Shares will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) Shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) Shares are delivered to the Participant as a result of such exercise, and (C) Shares are withheld to satisfy tax withholding obligations; or
(v)   in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.
(d)   Exercise and Payment of a SAR.   To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Share Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of Shares equal to the number of Share equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Share equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Shares, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.
(e)   Transferability of Options and SARs.   The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine; provided, however, that in no event may Options and SARs be transferred to a third-party financial institution. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:
(i)   Restrictions on Transfer.   An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, the Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws, including to such relatives, trusts, foundations and charities with respect to whom (or which) transfers are permitted by Applicable Law. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.
(ii)   Domestic Relations Orders.   Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Share Option, such Option may be deemed to be a Nonstatutory Share Option as a result of such transfer.
(iii)   Beneficiary Designation.   Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Shares or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Shares or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.
(f)   Vesting Generally.   The total number of Shares subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of Shares as to which an Option or SAR may be exercised.
(g)   Termination of Continuous Service.   Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.
(h)   Extension of Termination Date.   If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Shares received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Shares received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.
(i)   Disability of Participant.   Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.
(j)   Death of Participant.   Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 12 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.
(k)   Termination for Cause.   Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(l)   Non-Exempt Employees.   If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any Shares until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any Shares under any other Share Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Share Awards and are hereby incorporated by reference into such Share Award Agreements.
6.
Provisions of Share Awards other than Options and SARS.

(a)   Restricted Share Awards.   Each Restricted Share Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s Articles of Association, at the Board’s election, Shares may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Share Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Share Award Agreements may change from time to time, and the terms and conditions of separate Restricted Share Award Agreements need not be identical. Each Restricted Share Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)   Consideration.   A Restricted Share Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)   Vesting.   Shares awarded under the Restricted Share Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii)   Termination of Participant’s Continuous Service.   If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the Shares held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Share Award Agreement.
(iv)   Transferability.   Rights to acquire Shares under the Restricted Share Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Share Award Agreement, as the Board will determine in its sole discretion, so long as Shares awarded under the Restricted Share Award Agreement remains subject to the terms of the Restricted Share Award Agreement.
(b)   Restricted Share Unit Awards.   Each Restricted Share Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Share Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Share Unit Award Agreements need not be identical. Each Restricted Share Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:
(i)   Consideration.   At the time of grant of a Restricted Share Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each Share subject to the Restricted Share Unit Award. The consideration to be paid (if any) by the Participant for each Share subject to a Restricted Share Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)   Vesting.   At the time of the grant of a Restricted Share Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Share Unit Award as it, in its sole discretion, deems appropriate.
(iii)   Payment.   A Restricted Share Unit Award may be settled by the delivery of Shares, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Share Unit Award Agreement.
(iv)   Additional Restrictions.   At the time of the grant of a Restricted Share Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the Shares (or their cash equivalent) subject to a Restricted Share Unit Award to a time after the vesting of such Restricted Share Unit Award.
(v)   Termination of Participant’s Continuous Service.   Except as otherwise provided in the applicable Restricted Share Unit Award Agreement, such portion of the Restricted Share Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.
(c)   Performance Awards.
(i)   Performance Share Awards.   A Performance Share Award is a Share Award that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Share Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or the Committee, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board or the Committee may determine that cash may be used in payment of Performance Share Awards.

(ii)   Performance Cash Awards.   A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or the Committee, in its sole discretion. The Board or the Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board or the Committee may specify, to be paid in whole or in part in cash or other property.
(d)   Other Share Awards.   Other forms of Share Awards valued in whole or in part by reference to, or otherwise based on, Shares, including the appreciation in value thereof may be granted either alone or in addition to Share Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Share Awards will be granted, the number of Shares (or the cash equivalent thereof) to be granted pursuant to such Other Share Awards and all other terms and conditions of such Other Share Awards.
7.
Covenants of the Company.

(a)   Availability of Shares.   The Company will keep available at all times the number of Shares reasonably required to satisfy then-outstanding Awards.
(b)   Securities Law Compliance.   The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Share Awards and to issue and sell Shares upon exercise of the Share Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Share Award or any Shares issued or issuable pursuant to any such Share Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company will be relieved from any liability for failure to issue and sell Shares upon exercise of such Share Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Shares pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.
(c)   No Obligation to Notify or Minimize Taxes.   The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Share Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
8.
Miscellaneous.

(a)   Use of Proceeds from Sales of Shares.   Proceeds from the sale of Shares pursuant to Awards will constitute general funds of the Company.
(b)   Corporate Action Constituting Grant of Awards.   Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of Shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c)   Shareholder Rights.   No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of Shares under, the Award pursuant to its terms, and (ii) the issuance of the Shares subject to such Award has been entered into the books and records of the Company.
(d)   No Employment or Other Service Rights.   Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Articles of Association of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)   Change in Time Commitment.   In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of Shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(f)   Incentive Share Option Limitations.   To the extent that the aggregate Fair Market Value (determined at the time of grant) of Shares with respect to which Incentive Share Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Share Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Share Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(g)   Investment Assurances.   The Company may require a Participant, as a condition of exercising or acquiring Shares under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Shares subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Shares. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the Shares upon the exercise or acquisition of Shares under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on Share certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Shares.
(h)   Withholding Obligations.   Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding Shares from the Shares issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no Shares are withheld with a value exceeding an amount of tax calculated based on the maximum statutory tax rates in a Participant’s applicable tax jurisdiction (or such other amount as may be necessary to avoid classification of the Share Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) a “sell to cover” arrangement; or (vi) by such other method as may be set forth in the Award Agreement.
(i)   Electronic Delivery.   Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(j)   Deferrals.   To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Shares or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(k)   Compliance with Section 409A of the Code.   Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(l)   Clawback/Recovery.   All Awards granted under the Plan will be subject to recoupment in accordance with the Company’s current clawback policies, as they may be amended from time to time, including the clawback policy that the Company adopted in November 2023 as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and related stock exchange listing standards. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Shares or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.
(m)   Dividends and Dividend Equivalents.   Dividends and dividend equivalents may be credited in respect of Shares covered by a Share Award (other than Options and Share Appreciation Rights), as determined by the Board and contained in the applicable Award Agreement. For the avoidance of doubt, dividends and dividend equivalents may not be credited or paid in respect of Shares covered by an Option or Share Appreciation Right. At the sole discretion of the Board, such dividends and dividend equivalents may be converted into additional Shares covered by the Share Award in such manner as determined by the Board. Any additional Shares or cash payments covered by the Share Award credited by reason of such dividends or dividend equivalents will be subject to all of the same terms and conditions of the underlying Award Agreement to which they relate. Notwithstanding anything to the contrary in this Plan or any Award Agreement, dividends and dividend equivalents shall not be paid in respect of Shares covered by a Share Award until such Shares vest pursuant to the applicable Award Agreement.
(n)   Rules Applicable to Specific Countries.   Notwithstanding anything herein to the contrary, the terms and conditions of the Plan may be adjusted with respect to a particular country by means of an addendum to the Plan in the form of an annex, and to the extent that the terms and conditions set forth in such annex conflict with any provisions of the Plan, the provisions of the annex shall govern unless impermissible under Applicable Law. The adoption of any such annex shall be subject to the approval of the Board.
9.
Adjustments upon changes in Shares; other Corporate Events.

(a)   Capitalization Adjustments.   In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Share Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of share subject to outstanding Share Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.
(b)   Dissolution.   Except as otherwise provided in the Share Award Agreement, in the event of a Dissolution of the Company, all outstanding Share Awards (other than Share Awards consisting of vested and outstanding Shares not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such Dissolution, and the Shares subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Share Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Share Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Share Awards have not previously expired or terminated) before the Dissolution is completed but contingent on its completion.
(c)   Transactions.   The following provisions shall apply to Awards in the event of a Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i)   Awards May Be Assumed.   In the event of a Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction), and any reacquisition or repurchase rights held by the Company in respect of Shares issued pursuant to Share Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume, continue, or substitute the Share Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii)   Awards Held by Current Participants.   In the event of a Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and SARs, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Transaction (contingent upon the effectiveness of the Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Transaction.
(iii)   Awards Held by Persons other than Current Participants.   In the event of a Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Transaction.
(iv)   Payment for Awards in Lieu of Exercise.   Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.
(d)   Appointment of Stockholder Representative.   As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e)   No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights thereof or which are convertible into or exchangeable for Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
10.
Earlier Termination or Suspension of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Share Options may be granted after November 8, 2033. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Suspension or termination of the Plan will not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.
11.
Existence of the Plan.

The Plan became effective on the Effective Date.

12.
Choice of Law.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
13.
Definitions.   As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)   “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(b)   “Applicable Law” means the legal requirements applicable to the administration of equity incentive plans, any applicable laws, rules and regulations in Israel and in any country or jurisdiction where Awards are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time including any Stock Exchange rules or regulations;
(c)   “Award” means a Share Award or a Performance Cash Award.
(d)   “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(e)   “Board” means the Board of Directors of the Company.
(f)   “Capital Shares” means each and every class of shares of the Company, regardless of the number of votes per share.
(g)   “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Shares subject to the Plan or subject to any Share Award without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, share dividend, dividend in property other than cash, large nonrecurring cash dividend, share split, reverse share split, liquidating dividend, combination of shares, exchange of shares, spin-off, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(h)   “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; (v) such Participant’s gross misconduct; (vi) the Participant’s willful and continued failure to substantially perform the Participant’s duties; or (vi) other conduct by the Participant that could be expected to be harmful to the business, interests or reputation of the Company. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(i)   “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company; (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities; or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;
(ii)   there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)   there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition;
(iv)   the complete dissolution or liquidation of the Company, except for a liquidation into a parent corporation;
(v)   individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.
If required for compliance with Section 409A of the Code, in no event will an event be deemed a Change in Control if such event is not also a “change in the ownership of” the Company, a “change in the effective control of” the Company or a “change in the ownership of a substantial portion of the assets of” the Company, each as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(j)   “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(k)   “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(l)   “Company” means VYNE Therapeutics Inc., a Delaware corporation.
(m)   “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(n)   “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(o)   “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)   a sale or other disposition of more than 50% of the outstanding securities of the Company;
(iii)   a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)   a merger, consolidation or similar transaction following which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
If required for compliance with Section 409A of the Code, in no event will an event be deemed a Corporate Transaction if such event is not also a “change in the ownership of” the Company, a “change in the effective control of” the Company or a “change in the ownership of a substantial portion of the assets of” the Company, each as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder
(p)   “Director” means a member of the Board.
(q)   “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a) (2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(r)   “Dissolution” means when the Israeli Registrar of Companies has registered the dissolution of the Company in the Israeli Registrar of Companies. Conversion of the Company into a Limited Liability Company (or any other pass-through entity) will not be considered a “Dissolution” for purposes of the Plan.
(s)   “Effective Date” means December 13, 2023.
(t)   “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(u)   “Entity” means a corporation, partnership, limited liability company or other entity.
(v)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(w)   “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their Ownership of share of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(x)   “Fair Market Value” means, as of any date, the value of the Shares determined as follows:
(i)   If the Shares are listed on any established share exchange or traded on any established market, the Fair Market Value of a Share will be, unless otherwise determined by the Board, the closing sales price for such Share as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Shares) on the date of determination, as reported in a source the Board deems reliable.
(ii)   Unless otherwise provided by the Board, if there is no closing sales price for the Shares on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)   In the absence of such markets for the Shares, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(y)   “Incentive Share Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive share option” within the meaning of Section 422 of the Code.
(z)   “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(aa)   “Nonstatutory Share Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Share Option.

(bb)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(cc)   “Option” means an Incentive Share Option or a Nonstatutory Share Option to purchase Shares granted pursuant to the Plan.
(dd)   “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.
(ee)   “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(ff)   “Other Share Award” means an award based in whole or in part by reference to the Shares which are granted pursuant to the terms and conditions of Section 6(d).
(gg)   “Other Share Award Agreement” means a written agreement between the Company and a holder of an Other Share Award evidencing the terms and conditions of an Other Share Award grant. Each Other Share Award Agreement will be subject to the terms and conditions of the Plan.
(hh)   “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ii)   “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Share Award
(jj)   “Performance Award” means a Performance Cash Award or a Performance Share Award.
(kk)   “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).
(ll)   “Performance Criteria” means the one or more criteria that the Board or the Committee will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Committee (or Board, if applicable): (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and share-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), share-based compensation and changes in deferred revenue; (viii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), share-based compensation, other non-cash expenses and changes in deferred revenue; (ix) total shareholder return; (x) return on equity or average shareholder’s equity; (xi) return on assets, investment, or capital employed; (xii) share price; (xiii) margin (including gross margin); (xiv) income (before or after taxes); (xv) operating income; (xvi) operating income after taxes; (xvii) pre-tax profit; (xviii) operating cash flow; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) economic value added (or an equivalent metric); (xxiv) market share; (xxv) cash flow; (xxvi) cash flow per share; (xxvii) cash balance; (xxviii) cash burn; (xxix) cash collections; (xxx) share price performance; (xxxi) debt reduction; (xxxii) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (xxxiii) shareholders’ equity; (xxxiv) capital expenditures; (xxxv) debt levels; (xxxvi) operating profit or net operating profit; (xxxvii) workforce diversity; (xxxviii) growth of net income or operating income; (xxxix) billings; (xl) bookings; (xli) employee retention; (xlii) initiation of studies by specific dates; (xliii) budget management; (xliv) submission to, or approval by, a regulatory body (including, but not limited to the U.S.

Food and Drug Administration) of an applicable filing or a product; (xlv) regulatory milestones; (xlvi) progress of internal research or development programs; (xlvii) acquisition of new customers; (xlviii) customer retention and/or repeat order rate; (xlix) improvements in sample and test processing times; (l) progress of partnered programs; (li) partner satisfaction; (lii) timely completion of clinical trials; (liii) submission of 510(k)s or pre-market approvals and other regulatory achievements; (liv) milestones related to research development (including, but not limited to, preclinical and clinical studies), product development and manufacturing; (lv) expansion of sales in additional geographies or markets; (lvi) research progress, including the development of programs; (lvii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; and (lviii) other measures of performance selected by the Board or the Committee.
(mm)   “Performance Goals” means, for a Performance Period, the one or more goals established by the Board or the Committee for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Board or the Committee is authorized to make appropriate adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of the Company by reason of any share dividend or split, share repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (9) to exclude the effects of share based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body; and (13) to make other appropriate adjustments selected by the Board or the Committee.
(nn)   “Performance Period” means the period of time selected by the Board or the Committee over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Share Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or the Committee.
(oo)   “Performance Share Award” means a Share Award granted under the terms and conditions of Section 6(c)(i).
(pp)   “Plan” means this VYNE Therapeutics Inc. 2023 Equity Incentive Plan.
(qq)   “Restricted Share Award” means an award of Shares which are granted pursuant to the terms and conditions of Section 6(a).
(rr)   “Restricted Share Award Agreement” means a written agreement between the Company and a holder of a Restricted Share Award evidencing the terms and conditions of a Restricted Share Award grant. Each Restricted Share Award Agreement will be subject to the terms and conditions of the Plan.
(ss)   “Restricted Share Unit Award” means a right to receive Shares which are granted pursuant to the terms and conditions of Section 6(b).
(tt)   “Restricted Share Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Share Unit Award evidencing the terms and conditions of a Restricted Share Unit Award grant. Each Restricted Share Unit Award Agreement will be subject to the terms and conditions of the Plan.

(uu)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(vv)   “Securities Act” means the Securities Act of 1933, as amended.
(ww)   “Share” means a share of common stock of the Company
(xx)   “Share Appreciation Right” or “SAR” means a right to receive the appreciation on Shares that are granted pursuant to the terms and conditions of Section 5.
(yy)   “Share Appreciation Right Agreement” means a written agreement between the Company and a holder of a Share Appreciation Right evidencing the terms and conditions of a Share Appreciation Right grant. Each Share Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(zz)   “Share Award” means any right to receive Shares granted under the Plan, including an Incentive Share Option, a Nonstatutory Share Option, a Restricted Share Award, a Restricted Share Unit Award, a Share Appreciation Right, a Performance Share Award or any Other Share Award.
(aaa)   “Share Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Share Award grant. Each Share Award Agreement will be subject to the terms and conditions of the Plan.
(bbb)   “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding Capital Shares having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, share of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(ccc)   “Substitute Award” means an Award issued in connection with a merger or acquisition in connection with the assumption of, or substitution for, an existing award.
(ddd)   “Ten Percent Shareholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) share possessing more than 10% of the total combined voting power of all classes of share of the Company or any Affiliate.
(eee)   “Transaction” means a Corporate Transaction or Change in Control.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000621982_1 R1.0.0.6 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. To elect one Class II director to hold office until the 2026 Annual Meeting of Stockholders or until her successor is elected as a Class II director. Nominees 01) Sharon Barbari VYNE THERAPEUTICS INC. 685 ROUTE 202/206 N., SUITE 301 BRIDGEWATER, NJ 08807 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To ratify the selection by the Audit Committee of the Company's Board of Directors of Baker Tilly US, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023. 3. To approve the 2023 Equity Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com VYNE THERAPEUTICS INC. Annual Meeting of Stockholders December 13, 2023 10:00 AM Local Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) David Domzalski, Tyler Zeronda and Mutya Harsch, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VYNE THERAPEUTICS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on December 13, 2023, at 10:00 AM local time, at our corporate offices located at 685 Route 202/206 N., Suite 301, Bridgewater, New Jersey 08807, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side